UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Enterprise Bancorp, Inc.

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ENTERPRISE BANCORP, INC.

222 MERRIMACK STREET
LOWELL, MASSACHUSETTS 01852
TELEPHONE: (978) 459-9000

April 1, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Enterprise Bancorp, Inc. (the “Company”), the parent holding company of Enterprise Bank and Trust Company, to be held on Tuesday, May 7, 2013, at 4:00 p.m. local time, at the UMass Lowell Inn & Conference Center, 50 Warren Street, Lowell, Massachusetts.

The Annual Meeting has been called for the following purposes:

1.	To elect six Directors of the Company, each for a three-year term;

2.	To consider and vote on an amendment and restatement of the Company's Restated Articles of Organization;

3.	To vote on the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
The accompanying Proxy Statement of the Company provides information concerning the matters to be voted on at the Annual Meeting. Also enclosed is the Company’s 2012 Annual Report to Stockholders, which contains additional information and results for the year ended December 31, 2012, including the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to either (1) deliver your proxy electronically by following the instructions included with your proxy card, OR (2) deliver your proxy by phone by following the instructions included with your proxy card OR, (3) deliver your proxy by mail by completing, dating, signing and returning your proxy card in the enclosed postage paid envelope.

Thank you in advance for returning your proxy. We appreciate your continuing support of the Company.

Sincerely,

George L. Duncan
Chairman of the Board

ENTERPRISE BANCORP, INC.
222 MERRIMACK STREET
LOWELL, MASSACHUSETTS 01852
TELEPHONE: (978) 459-9000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Stockholders Meeting of Enterprise Bancorp, Inc. will be held at the
UMASS LOWELL INN & CONFERENCE CENTER
50 Warren Street
Lowell, MA 01852
on Tuesday, May 7, 2013 at 4:00 p.m.
The annual meeting is being held for the following purposes:

1.
To vote on the reelection of George L. Duncan, Eric W. Hanson, Jacqueline F. Moloney, Michael T. Putziger, Carol L. Reid and Michael A. Spinelli to serve as Directors of the Company for a three-year term (Proposal One);

2.	To consider and vote on an amendment and restatement of the Company’s Restated Articles of Organization (Proposal Two);

3.
To vote on the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal Three); and

4.	To transact any other business which may properly come before the meeting or any adjournments or postponements thereof.
You may vote at the Annual Meeting if you were a stockholder of record at the close of business on March 4, 2013.
In the event there are not sufficient votes to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
By Order of the Board of Directors
Michael A. Spinelli
Secretary
222 Merrimack Street
Lowell, Massachusetts 01852
April 1, 2013
EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE (1) DELIVER YOUR PROXY ELECTRONICALLY BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD OR (2) DELIVER YOUR PROXY BY PHONE BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD, OR (3) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

PROXY STATEMENT

ENTERPRISE BANCORP, INC.
222 MERRIMACK STREET
LOWELL, MASSACHUSETTS 01852
Telephone: (978) 459-9000
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, May 7, 2013
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON MAY 7, 2013
The proxy statement and annual report are available to stockholders at www.edocumentview.com/ebtc.
You may obtain directions to the UMass Lowell Inn & Conference Center in Lowell, where our annual meeting will be held this year, by going to the following web site: http://continuinged.uml.edu/directionsicc.htm
GENERAL INFORMATION
Introduction
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Enterprise Bancorp, Inc. (the “Company”), the parent holding company of Enterprise Bank and Trust Company (the “Bank”), for the 2013 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Tuesday, May 7, 2013, at 4:00 p.m. local time, at the UMass Lowell Inn & Conference Center, 50 Warren Street, Lowell, Massachusetts and at any adjournments or postponements thereof. This Proxy Statement, the accompanying Notice of Annual Meeting and the accompanying proxy card are first being mailed to stockholders on or about April 1, 2013.
The Annual Meeting has been called for the following purposes: (1) to elect six Directors of the Company, each to serve for a three-year term; (2) to consider and vote on the amendment and restatement of the Company’s Restated Articles of Organization; (3) to vote on the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The Company is a Massachusetts corporation and a registered bank holding company. All of the Company’s material business activities are conducted through the Bank.

Record Date
The Board of Directors has fixed the close of business on March 4, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof (the “Record Date”). Only holders of record of the Company’s common stock (the “Common Stock”) at the close of business on the Record Date will be entitled to vote. At the close of business on the Record Date, there were 9,726,475 shares of the Common Stock issued and outstanding. The holders of shares of the Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted to the Annual Meeting or any adjournments or postponements thereof.
Proxies
You may vote at the annual meeting in person or by proxy. Proxies may be delivered electronically via the Internet, by telephone, or in writing by mail. If you intend to deliver a proxy electronically or by phone, you may do so by following the instructions included with your proxy card. If you hold your shares in “street name”, such as in a stock brokerage account or through a bank or other nominee, you need to check your proxy card or contact your broker or nominee to determine whether electronic or telephonic proxy delivery is available to you. If you intend to deliver a proxy by mail, we request that you complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States.
If you are delivering a proxy electronically or by telephone and you properly follow the instructions included with your proxy card for doing so by no later than the deadline indicated in such instructions or if you are delivering a proxy by mail and you return the enclosed proxy card properly executed to the Company in time to be voted at the Annual Meeting, then the shares represented by your proxy, regardless of the method of delivery, will be voted in accordance with your voting instructions, unless you subsequently revoke your proxy as further explained below.
If you properly deliver your proxy, without including any instructions as to how your proxy should be voted, then your proxy will be voted as follows: (1) FOR the election of George L. Duncan, Eric W. Hanson, Jacqueline F. Moloney, Michael T. Putziger, Carol L. Reid and Michael A. Spinelli, as the six nominees of the Board of Directors, as Directors of the Company; (2) FOR the amendment to the Company’s Restated Articles of Organization; (3) FOR the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and (4) in such manner as management’s proxy-holders shall decide on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The presence of a stockholder at the Annual Meeting will not automatically revoke a stockholder’s proxy. A stockholder may, however, revoke a proxy at any time before the Annual Meeting is called to order by filing with the Secretary of the Company a written notice of revocation, or by delivering to the Company a duly executed proxy bearing a later date, or by properly delivering a proxy electronically or by telephone at a later date. All written notices of revocation and other written communications with respect to revocation of proxies in connection with the Annual Meeting should be addressed as follows: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Michael A. Spinelli, Secretary.
It is not anticipated that any matters other than those set forth in Proposals One, Two and Three contained in this Proxy Statement will be brought before the Annual Meeting. Please see the additional information under the heading “Stockholder Proposals” at pages 40-41 of this Proxy Statement for a description of the requirements that must be satisfied in order for any Director nomination or other stockholder proposal, which is not otherwise included in this Proxy Statement, to be presented by any stockholder at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in their discretion in accordance with their best judgment.

In addition to use of the mails, proxies may be solicited personally or by telephone, fax or e-mail by officers, Directors and employees of the Company, none of whom will be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable out‑of‑pocket expenses incurred in that connection. The cost of soliciting proxies will be borne by the Company.
Quorum; Vote Required
The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting for the transaction of business. Abstentions and “broker non-votes” (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.
The number of affirmative votes required for approval of the matters to be considered at the Annual Meeting is as follows:
Proposal One - Election of Class of Directors

•
Each Director is required to be elected by a majority of the votes cast by stockholders present, in person or by proxy, at the Annual Meeting. At the Annual Meeting the maximum number of Directors to be elected is six.

Proposal Two - Approval of the Amendment and Restatement of the Restated Articles of Organization

•
The approval and adoption of the amendment and restatement of the Company’s Restated Articles of Organization requires the affirmative vote of at least 80% of the total shares of common stock eligible to vote at the Annual Meeting.

Proposal Three - Ratification of Appointment of Independent Registered Public Accounting Firm

•
The ratification, on a non-binding, advisory basis, of the appointment of KPMG LLP as our independent registered public accounting firm for 2013 requires a majority of the votes cast by stockholders present, in person or by proxy at the Annual Meeting.

In voting for the election of Directors, you may vote “FOR” all nominees or “WITHHOLD” your vote from all nominees or from only certain specified nominees. Withholding a vote from all or some of the nominees is effectively a vote against such nominee(s), but will not prevent the election of such nominee(s) so long as such nominee(s) receive a majority of the affirmative votes cast at the Annual Meeting.
In voting for the approval of the amendment and restatement of the Company’s Restated Articles of Organization, you may vote “FOR” or “AGAINST” such amendment and restatement or you may “ABSTAIN” from voting on the matter. Because the Company's Restated Articles of Organization requires the approval of 80% of the outstanding shares of common stock, an abstention will have the effect of a vote cast against this proposal.
In voting for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2013, you may vote “FOR” or “AGAINST” such ratification or you may “ABSTAIN” from voting on the matter. Under Massachusetts law, an abstention is not considered a vote cast at a meeting and, consequently, abstentions will have no effect on the voting for this proposal.
With respect to the matters to be considered at the Annual Meeting, broker non-votes will be disregarded for purposes of determining whether a proposal has been approved, other than with respect to Proposal Two.

Under existing stock exchange rules, banks, brokers, or other nominees may vote shares held for a customer in street name on matters that are considered to be “routine” even if they have not received voting instructions from their clients. A broker “non-vote” occurs when a bank, broker, or other nominee has not received voting instructions from a customer and does not vote the customer’s shares either because the matter is not considered routine or because the bank, broker or other nominee does not exercise its prerogative to vote even if the matter is considered routine.
The first and second proposals to be brought before the Annual Meeting this year, namely the election of Directors and the amendment of the Company’s Restated Articles of Organization, are not considered “routine” matters, which means that if your shares are held in street name, your bank, broker, or other nominee may not vote your shares on these matters unless you provide timely instructions for such voting. The third proposal to be brought before the Annual Meeting this year, namely the ratification of the appointment of the independent registered public accounting firm, is considered a “routine” matter, which means that if your shares are held in street name your bank, broker, or other nominee may vote your shares on this matter in its sole discretion if you do not provide timely instructions for voting your shares.
The Directors and executive officers of the Company have indicated that they intend to vote all shares of the Common Stock that they are entitled to vote in favor of each of Proposals One, Two and Three presented herein. On the Record Date, the Directors and executive officers of the Company in the aggregate had the right to vote 9,726,475 shares of the Common Stock representing approximately 26.20% of the outstanding shares of the Common Stock as of such date.

PROPOSAL ONE

ELECTION OF CLASS OF DIRECTORS

The Company’s Amended and Restated By-Laws (the "By-Laws") provide that the number of Directors shall be set by a majority vote of the entire Board of Directors. The number of Directors for the Company has been set at 17. Under the Company’s Restated Articles of Organization and By-Laws, this number is divided into three classes, as nearly equal in number as possible, with the Directors in each class serving a term of three years and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. As the term of one class expires, a successor class is elected at the annual meeting of stockholders for that year.
At the Annual Meeting, there are six Directors to be elected to serve until the 2016 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. The Board of Directors has nominated, upon the recommendation of the Board’s Corporate Governance/Nominating Committee, each of George L. Duncan, Eric W. Hanson, Jacqueline F. Moloney, Michael T. Putziger, Carol L. Reid and Michael A. Spinelli, for election as a Director for a three-year term.
Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as a Director of each of the nominees named above. The Board of Directors believes that all of the nominees will stand for election and will serve as a Director if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable or refuses to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Information Regarding Nominees
The following table sets forth certain information for each of the six nominees for election as Directors at the Annual Meeting. Each individual has been engaged in his or her principal occupation for at least five years, except as otherwise indicated.
Nominees
(Term to expire in 2016)

Name, Age, Qualifications and Principal Occupation	Director Since (1)
George L. Duncan (72)
Chairman of the Company and the Bank since their inception
Qualifications: Mr. Duncan’s fifty plus years of experience with financial institutions and commercial lending provides the Board with an expansive knowledge relating to credit risk, loan portfolio management and bank management in varying market conditions. Mr. Duncan’s role as Chairman and past Chief Executive Officer of the Company, along with his past tenure as chief executive officer of an earlier Greater Lowell-based independent commercial bank prior to his founding of the Bank and leadership positions at many local, community non-profit organizations, also provide valuable industry specific and local community experience, market knowledge and contacts.
1988

Eric W. Hanson (69) Chairman of the Board and Chief Financial Officer of Klin Groupe, LLC, a privately held distributor of imported Russian vodka. Qualifications: Mr. Hanson’s ownership and management of a major regional distributor and familiarity with local businesses, individuals, market trends and conditions adds value to the Board by providing a substantial depth of general business knowledge, particularly related to retail businesses, and extensive local community experience and contacts.	1991

Jacqueline F. Moloney (59)
Executive Vice Chancellor, University of Massachusetts-Lowell, the third largest educational institution in Massachusetts.

Qualifications: Dr. Moloney’s experience with leadership, budgeting, strategic planning, technology and innovation adds value to the operating committees of the Board and enhances the Board’s overall understanding of the Bank’s operating environment and internal control structure. Dr. Moloney has served on numerous civic boards throughout the Merrimack Valley and provides valuable knowledge and insight to the Board on emerging industries and business trends within the Bank’s market area, as well as local developments affecting the Greater Lowell community.
2010

Name, Age, Qualifications and Principal Occupation	Director Since (1)
Michael T. Putziger (67)
Since 2010, Chairman of WinnCompanies, a private real estate company that develops, acquires and manages multi-family and mixed income properties nationwide; prior to 2010, Vice Chairman of WinnCompanies; Of Counsel to Murtha Cullina, LLP, a firm which provides legal services to businesses, governmental units, non-profit organizations and individuals; since 2007, Chairman of the Board of Directors of Bank of Florida Corporation, a publicly held company that formerly operated as a multi-bank holding company; prior to 2007, member of the Board of Directors of Bank of Florida Corporation and of Bank of Florida - Southwest; prior to August 2012, member of the Board of Directors of New Hampshire Thrift Bancshares, the publicly held parent company of Lake Sunapee Bank, a federally chartered savings bank; prior to 2007, Chairman of the Board of Directors of First Community Bank based in Woodstock, Vermont, which was acquired by New Hampshire Thrift Bancshares and merged into Lake Sunapee Bank.

Qualifications: Mr. Putziger’s legal experience and familiarity with commercial real estate development, financial institutions, banking industry trends and public markets provide value to all aspects of the Board’s decision-making process. Mr. Putziger’s service as chairman of a publicly traded, multi-bank holding company and as a director of a publicly traded thrift holding company and its subsidiary federal savings bank also provides him with substantial experience in the banking and thrift industries and with respect to relevant industry activities and challenges. This experience has been of value to the Board in, among other areas, its oversight of the Company’s wealth management services and its consideration of various capital raising alternatives for the Company.
2008

Carol L. Reid (65)
Financial Executive; prior to September 2005, Vice President, Corporate Controller and Chief Accounting Officer of Avid Technology, Inc., a publicly held company specializing in digital media creation tools for film, audio, animation, games and broadcast.
Qualifications: Ms. Reid’s past role as a corporate controller of an international public company benefits the Board in its oversight of the Company’s risk management program, internal control structure and financial reporting process. Ms. Reid possesses the qualifications necessary to be designated a “financial expert” under applicable SEC rules, and she has been designated as such for purposes of her membership on the Company’s Audit Committee.
2006

Michael A. Spinelli (80) Founder, Global Tourism Solutions, an international tourism consulting firm for emerging nations; Secretary of the Company and the Bank. Qualifications: Mr. Spinelli adds value to the Board through his experience as a business owner of multiple companies, including a company providing services to over 2,000 travel agencies, his experience in independent investment portfolio management, his knowledge of international markets and his general marketing and financial acumen.	1988

(1)
All of the listed Directors are also Directors of the Bank. The years listed in the foregoing table are the respective years in which each named individual first became a Director of the Company and the Bank or, if prior to the Company’s formation in 1996, of the Bank.

For information regarding the remaining members of the Board of Directors, who will continue to serve after the Annual Meeting, see the listing under the heading "Continuing Directors" at pages 9-12 below.

Recommendation of Directors
The Board of Directors recommends that the stockholders vote FOR the election of George L. Duncan, Eric W. Hanson, Jacqueline F. Moloney, Michael T. Putziger, Carol L. Reid and Michael A. Spinelli, the six nominees proposed by the Board of Directors, as Directors of the Company to serve until the 2016 annual meeting of stockholders and until their successors are duly elected and qualified.

PROPOSAL TWO

APPROVAL OF AMENDMENT AND RESTATEMENT OF
RESTATED ARTICLES OF ORGANIZATION
General
The Company's Restated Articles of Organization currently consist of the Amended and Restated Articles of Organization, filed with the Massachusetts Secretary of the Commonwealth on March 22, 1996, as further amended on May 22, 1996, January 13, 1998, May 4, 1999, May 3, 2006, May 1, 2007, and December 11, 2007. The Board recommends approval and adoption of the proposed Amendment and Restatement of the Articles of Organization (as amended, the “Amended and Restated Articles”), which reflect the changes described below.

On January 15, 2013, the Board of Directors adopted a resolution approving and recommending to the stockholders of the Company for their approval certain changes to the Company's Restated Articles of Organization regarding a variety of corporate governance and administrative matters. Capitalized terms not otherwise defined in this Proxy Statement shall have the meanings attributed to them in the Amended and Restated Articles attached to this Proxy Statement as Appendix A.

The material amendments proposed to be included in the Amended and Restated Articles are as follows:

•
Article IV, Section 4.1 of the Amended and Restated Articles. The amendments to this section provide that certain Business Combinations enumerated in Section 4.1 will require the affirmative vote of the holders of at least two-thirds of the Company's Voting Stock voting together as a single class. The Company's Restated Articles of Organization require the vote of 80% of the outstanding shares of the Company to approve a Business Combination. Over time, the number of shares held in street name by broker dealers and other custodians has increased and recent changes to rules related to the ability of brokers to vote shares held by them, the Board of Directors believes requiring the approval of 80% of the outstanding shares may prove impractical. The Board of Directors has, therefore, decided that a two-thirds approval requirement is in the best interest of the Company and its stockholders. The term “Business Combination” includes, among other transactions, (a) any merger or consolidation of the Company with an Interested Shareholder or an Affiliate thereof, (b) any sale or other disposition of assets of the Company having an aggregate Fair Market Value of $2,500,000 to an Interested Shareholder or an Affiliate thereof, or (c) the issuance or transfer by the Company of any securities of the Company having an aggregate Fair Market Value of $2,500,000 to an Interested Shareholder or an Affiliate thereof.

•
Article V, Section 5.3 of the Amended and Restated Articles. The amendment to this section is to delete certain outdated language related to the time period when the Company's Board of Directors was initially classified. These provisions were no longer necessary after the initial three year period of class elections to the Board of Directors and therefore their removal would have no impact. The amendments do not alter the current classes of the Board and the Directors will continue to serve in their respective classes and be elected to classes under the Amended and Restated Articles.

•
Article V, Section 5.7 of the Amended and Restated Articles. The amendment to this section of the Company's Restated Articles of Organization is to delete the provisions relating to the location of stockholder meetings.

The provisions related to the location of stockholder meetings are addressed in Article II, Section 1 of the By-Laws.

•
Article V, Section 5.9 of the Amended and Restated Articles. The amendment to this section of the Company's Restated Articles of Organization is to delete the provisions related to the conduct of business at the annual meeting of stockholders. The provisions related to the conduct and procedures applicable to the annual meeting of stockholders are addressed in Article II of the By-Laws, particularly Section 8 of Article II of the By-Laws. The Board of Directors believes that the procedures related to the conduct of stockholder meetings and stockholder proposals for conduct at annual meetings is better addressed from a corporate governance perspective in the By-Laws.

•
Article V, Section 5.7 of the Amended and Restated Articles. The amendment to this section (Section 5.10 of the Company's Restated Articles of Organization) is to provide that the Company's By-Laws may be altered, amended or repealed by the affirmative vote of at least a majority of the Directors then in office. This is a lower threshold than the current requirement of two-thirds of the of Directors then in office.

•
Article V, Section 5.8 of the Amended and Restated Articles. The amendments to this section (Section 5.11 of the Company's Restated Articles of Organization) are to reduce the requisite approval of the Board required to amend the Amended and Restated Articles for the same reason as described above with the regard to Article IV, Section 4.1, of the Company's Restated Articles of Organization. The Company's Restated Articles of Organization require that two-thirds of the Board of Directors approve any amendment to the Current Articles and that 80% of the outstanding shares eligible to vote approve any amendment to the Company's Restated Articles of Organization. The amendments propose to lower those thresholds to a majority of the Board of Directors and two-thirds of the outstanding shares eligible to vote.

•
Other immaterial changes. The Amended and Restated Articles consolidate into a single document the original amended and restated Articles of Organization and the separate amendments thereto as applicable. Ministerial changes were also made to update the numbering of the Articles and internal references to the Articles to account for the deletion of sections described above.

The description set forth above is only a summary of the proposed changes to the Amended and Restated Articles and is qualified in its entirety by reference to Appendix A. Please refer to Appendix A attached to this Proxy Statement to review the full text of the Amended and Restated Articles.

Recommendation of Directors

The Board of Directors unanimously recommends that the shareholders vote FOR the approval of the amendments and restatements of the Company's Restated Articles of Organization.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.
The Company is not required to submit the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm to a vote of stockholders. In the event a majority of the votes cast are against the appointment of KPMG LLP, the Audit Committee may consider the vote and the reasons therefore in future decisions on its appointment of the Company’s independent registered public accounting firm.

Representatives of KPMG LLP are expected to attend the Annual Meeting at which time they will have an opportunity to make a statement if they wish to do so and will be available to answer any appropriate questions from stockholders.
Audit Fees
The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual consolidated financial statements for the year ended December 31, 2012, the review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q as filed with the SEC during the year ended December 31, 2012, and consents on SEC filings were $343,200. The same fees for the year ended December 31, 2011 were $328,000.
Audit-Related Fees
There were no audit-related fees billed to the Company for the years ended December 31, 2012 or 2011.
Tax Fees
The Company paid $28,000 in 2012 and $29,750 in 2011 to KPMG LLP for tax preparation services performed in each of these two years.
All Other Fees
No additional fees were paid to KPMG LLP in 2012 and 2011.

The Audit Committee must approve in advance any audit or permissible non-audit engagement or relationship between the Company and its independent registered public accounting firm. The Audit Committee has delegated to its chairman this approval authority, subject to the requirement that the chairman report the terms of any such engagement or relationship to the full Audit Committee at its next regularly scheduled meeting. All of the services described above, including those described under the headings, “Audit-Related Fees”, “Tax Fees”, and “All Other Fees”, were provided in conformance with such pre-approval requirements. The Audit Committee has determined that providing the services described above under the headings, “Audit-Related Fees”, “Tax Fees”, and “All Other Fees”, is compatible with maintaining the independence of KPMG LLP.

Recommendation of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the Audit Committee’s appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

BOARD OF DIRECTORS

In addition to the nominees for election to the Board of Directors set forth above, the Board of Directors is comprised of the individuals listed below whose terms expire at the annual meetings of the Company’s stockholders in 2014 and 2015. Each individual has been engaged in his or her principal occupation for at least five years, except as otherwise indicated.
Continuing Directors
(Term to expire in 2014)

Name, Age, Qualifications and Principal Occupation	Director Since (1)
John R. Clementi (63)
Chief Executive Officer, Longview Development, LLC, a real estate holding, development and management company; prior to October 2010, President of Plastican, Inc., a privately held manufacturer of plastic pails and covers.
Qualifications: Mr. Clementi’s prior experience as president and owner of a privately owned company employing approximately 400 individuals and operating within the Company’s market area, together with his prior training as an attorney, his familiarity with wealth management principles, his knowledge of the medical and manufacturing industries and his leadership positions held at various community non-profit organizations, enable Mr. Clementi to contribute extensively in multiple aspects of the Board’s oversight and planning functions.
1998

Carole A. Cowan (70) President, Middlesex Community College, the largest community college in Massachusetts. Qualifications: Dr. Cowan’s position as President of a local community college employing over 1,000 individuals, her knowledge of the local markets and her administrative experience, particularly in planning for and responding to rapid changes in personnel and technology, add value to the Board’s decision-making process in many key operational areas.	1999

Normand E. Deschene (58)	2011
President and Chief Executive Officer, Lowell General Hospital, an independent, not-for-profit hospital serving the Greater Lowell area in Massachusetts; prior to 2002, Executive Vice President and Chief Operating Officer, Lowell General Hospital; from July 2011-June 2012, Chair, Massachusetts Hospital Association.

Qualifications: Mr. Deschene's twenty-nine years of management experience at Lowell General Hospital provides him with a depth of skills relating to operations, business development, marketing, personnel and strategic planning. These skills, along with his deep local and regional community and industry involvement, facilitates Board discussions and the Board's decision-making process.

Arnold S. Lerner (83)
Retired radio station owner; Vice Chairman and Lead Director of the Company and the Bank; prior to January 2010, member of the Board of Directors, Courier Corporation, a publicly held company specializing in the publishing, printing and sale of books.
Qualifications: Mr. Lerner’s ownership and management of multiple communications companies, 38 years as a director of various banks, past directorship with another publicly traded company, financial and marketing acumen and extensive knowledge of the markets in which the Company operates add value to multiple aspects of the Board’s oversight and strategic planning functions.
1988

Richard W. Main (65)
President of the Company and the Bank; prior to April 2009, also Chief Lending Officer of the Bank; prior to January 2005, President, Chief Operating Officer and Chief Lending Officer of the Bank.
Qualifications: Mr. Main’s depth of knowledge relating to the management of the Company’s commercial lending function and the significance of various changes in the market conditions affecting borrowers and their businesses provide invaluable insight to the Board’s oversight and management of the Company’s credit risk and operations. Mr. Main’s past tenure as president, chief operating officer and director of an earlier Greater Lowell-based independent commercial bank prior to joining Enterprise Bank also provides valuable industry specific and local community experience and contacts.
1989

Continuing Directors
(Term to expire in 2015)

Name, Age and Principal Occupation	Director Since (1)
Gino J. Baroni (56)
Owner and Managing Principal, Trident Project Advisors and Development Group, project advisors to public and private entities in capital improvement projects and real estate development. Owner of commercial, residential and tax-credit projects.

Qualifications: Mr. Baroni’s depth of experience in project management, construction management and  real estate development, including his experience as an executive officer within large companies and his familiarity with finance, risk management, contract negotiations and internal controls,  provides an enhanced level of expertise and depth of experience to the Board in multiple strategic areas, such as commercial and construction lending, geographic expansion and business development. Mr. Baroni also adds value to the Board as he actively serves on several civic boards representing several communities that are served by the Bank.
2010

John P. Clancy, Jr. (55)
Chief Executive Officer of the Company and the Bank.
Qualifications: Mr. Clancy’s bank-related experience in finance, investment, strategy, management and operations provides invaluable insight to the Board’s oversight of operations and its strategic planning function. His prior experience serving as Chief Financial Officer, Chief Investment Officer and Chief Operating Officer of the Company and the Bank provides a skill set that is extremely valuable within the context of the Board’s decision-making process. Mr. Clancy’s past tenure as Chief Financial Officer of an earlier Greater Lowell-based independent commercial bank prior to joining Enterprise Bank also provides valuable industry specific and local community experience and contacts.
2003

James F. Conway, III (60)
President, Chief Executive Officer and Chairman, Courier Corporation, a publicly held company specializing in the publishing, printing and sale of books.
Qualifications: With over twenty years experience as the chairman and chief executive officer of a growing publicly traded company that employs approximately 1,500 individuals, Mr. Conway’s financial expertise, SEC reporting experience and knowledge of the public markets add great depth to the Board’s understanding of current market trends and management of risk. Mr. Conway possesses the qualifications necessary to be designated a “financial expert” under applicable SEC rules, and could be designated as such if he were to serve at any time in the future on the Company’s Audit Committee.
1989

Lucy A. Flynn (59)
Since February 2012, Principal, LAF Associates, LLC; prior to May 2011, Vice President, Global Marketing Communications, Raytheon Company, a publicly held technology company specializing in defense, homeland security and other government markets.
Qualifications: Ms. Flynn’s responsibility for corporate communications, public relations, global marketing and compliance with the SEC’s Regulation FD (“Fair Disclosure” requirements) for a multi-national, publicly traded company provides valuable support to the Board for overseeing the Company’s marketing programs and issuance of public disclosures, including financial statements. Ms. Flynn’s former training as an attorney also adds depth to the Board’s overall oversight and planning functions.
1997

Name, Age and Principal Occupation	Director Since (1)
John T. Grady, Jr. (65) Since 2010, Senior Advisor, Moelis & Company, a global investment bank that provides financial advisory services and capital raising solutions to clients in connection with mergers and acquisitions, restructurings and other strategic matters; prior to 2010, Managing Director, Athena Capital, an investment management firm based outside of Boston; since January 2010, director of Bank of Cape Cod and its publicly traded holding company, New England Bancorp, Inc.	2013
Qualifications: Mr. Grady's experience in financial services in senior positions across investment management, private wealth management and banking, his knowledge of the medical industry, his leadership positions held at various community non-profit organizations, as well as his long-term connections within the New England business community will add value to the Company's wealth management, decision-making and strategic planning processes.  Mr. Grady's deep knowledge of the financial services industry and experience serving on boards of financial institutions provides him with insights into the challenges and opportunities that are faced by community banks.

John P. Harrington (70) Retired Energy Industry Executive; prior to December 2009, Energy Consultant for Tennessee Gas Pipeline Company; since May 2007, Assistant Secretary of the Company and the Bank. Qualifications: Mr. Harrington’s extensive experience in management, sales and operations, combined with his previous involvement in civic organizations, and his knowledge of the local markets and economy adds value to all aspects of the Board’s oversight and planning functions.	1989

(1)
All of the listed Directors are also Directors of the Bank. The years listed in the foregoing table are the respective years in which each named individual first became a Director of the Company and the Bank or, if prior to the Company’s formation in 1996, of the Bank.

Independence of Board of Directors

The Board of Directors has determined that every individual who served as a Director during the year ended December 31, 2012 was “independent” of the Company’s management as of December 31, 2012, and continues to be independent as of the date of this Proxy Statement, on the basis of the independence standards contained in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, except for Messrs. Duncan, Main and Clancy, who are all current employees of the Company, and Messrs. Putziger and Deschene as further described below.
Mr. Putziger, who joined the Board of Directors on April 15, 2008, held a 13.7% limited partnership interest in a limited partnership that was the sole beneficiary of a real estate trust that leased the Bank's headquarters and certain related parking spaces from the U.S. National Park Service and in turn subleased the building and parking spaces to the Bank. The Bank acquired this lease with the National Park Service from the real estate trust in September 2010 for $2.0 million, in addition to having paid a total of $208,734 in prior lease payments to the real estate trust in 2010 under the existing sublease arrangements. Based on Mr. Putziger's ownership interest in the partnership, his proportional interest in the gross proceeds paid by the Bank in connection with these lease and purchase transactions totaled $303,480 in 2010. The Board believes that the terms of all of these transactions, including the amounts paid in each case by the Bank, were a product of arms-length negotiations between the parties.
In determining the independence of Mr. Deschene, who joined the Board of Directors on June 28, 2011, the Board considered the cross-representation of Directors who serve on both the board of Mr. Deschene's employer, Lowell General Hospital, and the Company, as well as the loan, deposit and trust relationships and charitable contributions between the Bank and Mr. Deschene's employer. Messrs. Duncan and Hanson and Dr. Moloney currently serve on the board of directors of Lowell General Hospital, where Mr. Deschene is employed, and the board of directors is responsible for approving the compensation for Mr. Deschene. Primarily due to this cross representation, Mr. Deschene has not been deemed independent.
With respect to each of the Company's independent Directors, there were no transactions, relationships or arrangements that have not been disclosed in this Proxy Statement under the heading “Transactions with Certain Related Persons” at pages 38-39 below, which were considered by the Board of Directors pursuant to the independence standards required under the applicable NASDAQ rule referenced above in the course of the Board's determining that each such Director meets the definition of independence.

Board Leadership Structure and the Board’s Role in Risk Oversight

The Company's Board of Directors annually appoints a Chairman, Vice Chairman, Secretary and Assistant Secretary. These Board offices are currently held by Mr. Duncan as Chairman, Mr. Lerner as Vice Chairman, Mr. Spinelli as Secretary and Mr. Harrington as Assistant Secretary. In March 2012, Mr. Lerner was appointed as Lead Director. As Lead Director, Mr. Lerner will preside over executive sessions of independent Directors. In addition to these offices, the Board of Directors maintains five active committees at the Company level and nine active committees at the Bank level, to which specific risk oversight responsibilities have been delegated by the Board. Chairpersons and committee members are elected each year to a one year term.

Mr. Duncan, who through December 31, 2006 served as the Company's Chief Executive Officer, serves as the executive Chairman of the Board and Mr. Clancy serves as the Chief Executive Officer of the Company.  The Board has implemented this segregation of roles in order to enhance succession to the Company while recognizing the individual roles and responsibilities of the Chief Executive Officer and executive Chairman and taking into consideration the size, growth potential and complexity of the Company's operations.

Regular meetings of the Board and its committees are held to review results of operations, including discussions of risk. The frequency of meetings is determined by the number and significance of risk matters that are discussed at either the Board or committee meetings. Each committee chairperson is provided an opportunity to present a report to the full Board at each regularly scheduled Board meeting and is required to provide a full report of past accomplishments and future strategies to the full Board on an annual basis.

The Company's Board of Directors is responsible for oversight of the Company's risk management. The Chief Executive Officer, the Company's Senior Vice President-Risk Management Director and other members of senior management provide regular reports to the Board on the Company's management of risk. Additionally, on a semi-annual basis, the Company's Risk Management Director reports to the Executive Committee on the effectiveness of the Company's risk management program. The Executive Committee consists of ten permanent committee members and up to three rotating Directors. Board committees are represented by permanent members of the Executive Committee, which is intended to provide the best venue for discussions relating to interest, market, credit, liquidity, legal/compliance, capital, operational, strategic and reputational risk topics that have been identified and discussed at the Board committee level.

Meetings of Board of Directors and Committees of Enterprise Bancorp, Inc. and Enterprise Bank and Trust Company
There were thirteen joint meetings of the Company’s (i.e., Enterprise Bancorp, Inc.) Board of Directors and the Bank’s (i.e., Enterprise Bank and Trust Company) Board of Directors during the calendar year ended December 31, 2012. During such period, each Director attended more than 75% in the aggregate of the total number of meetings of the Board of Directors and of each of the committees of the Board of Directors on which he or she served.
The Company’s Board of Directors maintains five standing committees: an Executive Committee, an Audit

Committee, an Asset-Liability Committee, a Compensation Committee and a Corporate Governance/Nominating Committee.
The Bank’s Board of Directors maintains nine standing committees: an Executive Committee, an Audit Committee, an Asset-Liability Committee, a Compensation Committee, a Corporate Governance/Nominating Committee, a Marketing and Business Development Committee, a Banking Technology Steering Committee, an Enterprise Investment Advisors Committee and a Loan Committee.
Executive Committee. The Executive Committee assists the Board in fulfilling its responsibilities pertaining to the oversight of the Company’s management. The Executive Committee consists of Directors who represent all other committees of the Board. Among other responsibilities, the committee is responsible for identifying and evaluating strategic growth alternatives and assessing the risks associated with such opportunities, approving and/or ratifying loans above certain limits, establishing and recommending transaction authorization limits for management, overseeing the credit quality of the loan portfolio, monitoring results of operations of Enterprise Insurance Services, and reviewing branch profitability. In addition, the Executive Committee is responsible for reviewing the effectiveness of the Company’s overall risk management program and reporting on its effectiveness to the full Board of Directors. The Executive Committee reviews the Chief Executive Officer succession plan as prepared and recommended by the Compensation Committee and recommends its approval by the Board of Directors.
Audit Committee. The Audit Committee consists solely of independent Directors and is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm and the Company’s Director of Internal Audit. Among other responsibilities, the Audit Committee also monitors the integrity of the financial statements of the Company, adequacy of internal controls relating to financial reporting, compliance by the Company with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, performance of the Company’s internal and independent auditors and the business conduct and ethical standards of the Company. The Audit Committee held six executive sessions during 2012 with the Company’s independent registered public accounting firm, KPMG LLP. One member of the Audit Committee and one other independent Director have been designated as financial experts.
Asset-Liability Committee (ALCO). The Asset-Liability Committee is responsible for overseeing the Company's interest rate risk, capital adequacy, liquidity and balance sheet growth strategies. The committee monitors the Company's sensitivity to interest rate and market risk and the performance of the investment portfolio, approves investment strategies and approves recommended investment and borrowing vehicles while monitoring tolerance levels to ensure adequate liquidity and capital.
Compensation Committee. The Compensation Committee consists solely of independent Directors and is responsible for establishing the Company's compensation philosophy and executive compensation standards, performs the annual Chairman evaluation and recommends executive compensation, any employment agreements and Director compensation to the Board for approval.  The committee is also responsible for overseeing the administration of the Company's employee benefit and compensation programs, determining the effectiveness of the Company's compensation-related risk management practices, and reviews and approves the Chief Executive Officer succession plan and recommends such plan to the Executive Committee and Board of Directors for approval.
Corporate Governance/Nominating Committee (CGNC). The Corporate Governance/Nominating Committee consists solely of independent Directors and is responsible for establishing effective governance controls and procedures for the Company and its Directors. The committee's specific responsibilities include recommending to the Board: its determination of the independence of each Director; the composition of each Board committee; nominees for each Board committee chairperson; the Company's response to any stockholder proposals; and nominees for election to the Board of Directors and appointment as Board officers. The committee is also responsible for monitoring the effectiveness and performance of the Board and its various committees.

Marketing and Business Development Committee (Marketing). The Marketing and Business Development Committee oversees the Bank's marketing and branding initiatives and business development and sales efforts, and determines if such initiatives and efforts are consistent with the strategic plan, goals and values of the Bank. The committee also reviews marketing campaign effectiveness and market penetration through the monitoring of various metrics and market research. The committee is also responsible for determining the clarity of customer value statements, the appropriateness of target customers and markets and the effectiveness of sales incentive programs.
Banking Technology Steering Committee (Technology). The Banking Technology Steering Committee is responsible for overseeing the information security program, vendor management, project management and other technology related functions of the Bank. In addition, the committee reviews the adequacy of the Company's business continuity and disaster recovery plans and the deployment of new technologies with particular attention to operational risk management. The committee also monitors the results of external penetration and vulnerability testing as part of the Company's ongoing efforts to maintain a secure operating environment.
Enterprise Investment Advisors Committee (EIA). The Enterprise Investment Advisors Committee is responsible for ensuring that prudent care and discretion are followed in the investment and fiduciary oversight of client assets to properly manage and report client and Company market risk exposures. The committee is responsible for approving general investment standards and the selection of independent investment advisors and for monitoring investment, advisor and portfolio performance. The committee will periodically review management's strategic planning initiatives and direction for the investment advisory services provided under the Enterprise Investment Advisors label and is also responsible for the oversight of the sale of non-deposit investment (i.e., brokerage) products through Enterprise Investment Services using an independent third-party broker.
Loan Committee. The Loan Committee reviews information and reports relating to the composition, status, delinquency and classification of consumer, construction and commercial loans within the Bank's loan portfolio as well as any non-performing and past due loans and/or OREO assets (i.e., foreclosed property held by the Bank). The committee also reviews certain larger construction lending projects and relationships and reviews stress testing to determine potential risk exposure(s) related to the commercial real estate portion of the loan portfolio. The overall mission of the committee is to monitor the trends in asset and credit quality of the Bank's loan portfolio as well as various other internal and external factors and controls that may impact loan quality, concentration risk and overall credit risk exposure. The committee not only identifies and informs the Board of any unfavorable trends that it may detect in the Bank's loan portfolio, but also recommends actions that may be taken to mitigate portfolio risk.

The following table provides 2012 membership by current Directors and meeting information for each of the standing committees of the Board of Directors:

	Executive (1)	Audit	ALCO (1)	Compensation	CGNC	Strategic Growth Planning (2)	Marketing	Technology	EIA (1)	Loan
Ansin (5)			X*				X			X
Baroni		X				X	X	X		X
Clancy	X		X			X	X*	X	X	X
Clementi	X			X	X				X*
Conway	X			X*	X	X
Cowan	X	X		X				X*		X
Deschene						X	X	X
Duncan	X		X			X	X		X
Flynn		X			X			X
Hanson	X			X		X				X*
Harrington		X	X		X		X			X
Lerner	X		X	X	X*	X			X
Main	X*		X			X	X		X	X
Moloney		X					X	X	X
Putziger (3)	X		X*			X*			X	X
Reid (4)	X	X*	X					X	X
Spinelli			X				X	X	X
Total Meetings Held in 2012	9	8	4	8	4	1	4	3	6	5

*indicates Committee Chairperson

(1)	Up to three additional members are chosen to serve on a three-month rotating basis from among the remaining members of the Board of Directors.

(2)	Strategic Growth Planning Committee dissolved as of September 18, 2012. The responsibilities of the Strategic Growth Planning Committee were assigned to the Executive and Marketing Committee.

(3)	Mr. Putziger was appointed Chairperson of the Asset-Liability Committee effective September 18, 2012 and appointed to the Executive Committee effective September 18, 2012.

(4)	Ms. Reid was appointed to the Executive Committee effective May 1, 2012.

(5)	As previously announced by the Company, Mr. Ansin resigned from the Board of Directors effective July 17, 2012 at which time he became a full time employee at the Bank.

DIRECTOR COMPENSATION
All members of the Board of Directors are Directors of the Company and of the Bank. In 2012, non-employee Directors were paid $350 for attendance at each of the Board of Directors meetings and all other committee meetings, excluding Executive Committee meetings and Audit Committee meetings, for which they were paid $450 per meeting, and the Board's annual strategic meeting, for which they were paid $1,000. In addition to these per meeting fees, in 2012 non-employee Directors were also paid annual retainers for their membership on the Board of Directors and for their additional services in various Board-related and other corporate capacities as detailed in the following table:

Annual Retainer (1)
Board of Directors	$7,200
Lead Director	$2,800
Executive Committee members	$2,400
Audit Committee Chairperson	$7,500
Audit Committee Vice-Chairperson (2)	$4,000
Asset-Liability Committee Chairperson	$6,000
Compensation Committee Chairperson	$6,000
Corporate Governance/ Nominating Committee Chairperson	$6,000
Strategic Growth Planning Committee Chairperson (3)	$6,000
Banking Technology Steering Committee Chairperson	$6,000
Enterprise Investment Advisors Committee Chairperson	$6,000
Loan Committee Chairperson	$6,000
Secretary	$500

(1)	Retainers for membership on the Board of Directors and on the Executive Committee were paid in equal monthly installments. All other retainers were paid in equal quarterly installments.

(2)	There currently is no Audit Committee Vice-Chairperson.

(3)	Strategic Growth Planning Committee dissolved as of September 18, 2012.

Directors who are also full-time salaried officers of the Bank were not paid for attending Board of Directors or committee meetings and did not receive retainers of any kind for their services in any capacity as Directors.
For the year 2012, non-employee Directors had the right to make an irrevocable election (by December 31, 2011) to receive shares of Common Stock in lieu of receiving an elected portion of cash fees. The number of shares issued to non-employee Directors pursuant to this election was based on the closing price of the Common Stock on the NASDAQ Global Market on January 3, 2012. For the year 2012, the Company issued a total of 12,592 shares of Common Stock to nine non-employee Directors at a per share issuance price of $14.63. These shares were issued in January 2013. For the year 2013, non-employee Directors have the same option to receive shares of Common Stock in lieu of cash fees at a per share issuance price of $17.43, which reflects the value of the Common Stock at January 2, 2013, based on the closing price of the Common Stock on the NASDAQ Global Market on that date.
In 2012, the Company also granted awards of stock, which generally vest over a two-year period, to non-employee Directors.
The Company believes that giving non-employee Directors the option to receive stock in lieu of cash fees and granting to them stock awards with vesting requirements further aligns such Directors’ interests with those of the Company’s stockholders.

The following table details the total compensation paid to each non-employee Director for the year ended December 31, 2012.

Name	Fees paid in cash or stock ($) (1)	Stock Awards ($) (2)	Total ($)
Kenneth S. Ansin (3)	$12,250	$7,215	$19,465
Gino J. Baroni	$23,200	$7,215	$30,415
John R. Clementi	$31,050	$7,215	$38,265
James F. Conway, III	$28,350	$7,215	$35,565
Carole A. Cowan	$30,850	$7,215	$38,065
Normand E. Deschene	$17,600	$7,215	$24,815
Lucy A. Flynn	$20,050	$7,215	$27,265
Eric W. Hanson	$28,600	$7,215	$35,815
John P. Harrington	$25,050	$7,215	$32,265
Arnold S. Lerner	$34,550	$7,215	$41,765
Jacqueline F. Moloney	$22,250	$7,215	$29,465
Michael T. Putziger	$25,250	$7,215	$32,465
Carol L. Reid	$34,050	$7,215	$41,265
Michael A. Spinelli	$21,600	$7,215	$28,815

(1)
All non-employee Directors, excluding Messrs. Ansin, Hanson, Lerner, Spinelli, and Ms. Flynn, elected to receive all or a portion of their Directors fees in the form of shares of Common Stock, which were issued in January 2013.

(2)
The value of the stock awards is based on the fair market value of the Common Stock on the date of grant, which was March 20, 2012. The fair market value was calculated as the closing price of the Common Stock on the NASDAQ Global Market on the date of grant.

(3)	As previously announced by the Company, Mr. Ansin resigned from the Board of Directors effective July 17, 2012 at which time he became a full time employee at the Bank.

During 2012, none of the above listed non-employee Directors received any stock option awards or non-equity incentive plan compensation, nor did they have pensions or nonqualified deferred compensation earnings or any other form of compensation other than the fees paid in cash or stock and the stock awards set forth above. None of the above listed non-employee Directors held any outstanding stock options as of December 31, 2012.

INFORMATION REGARDING EXECUTIVE OFFICERS AND OTHER SIGNIFICANT EMPLOYEES
Set forth below is certain information regarding the executive officers of the Company (including the Bank), other than those executive officers who are also Directors of the Company and for whom such information is provided elsewhere in this Proxy Statement. Each individual named below has held his position for at least five years, except as otherwise indicated.

Name	Age	Position
Brian H. Bullock	55	Executive Vice President and Chief Commercial Lending Officer of the Bank; prior to April 2009, Senior Vice President and Chief Commercial Lender of the Bank
Stephen J. Irish	58	Executive Vice President and Chief Operating Officer of the Bank; prior to April 2009, Executive Vice President and Chief Information Officer of the Bank
Steven R. Larochelle	49	Executive Vice President and Chief Banking Officer of the Bank; prior to April 2009, Senior Vice President and Chief Commercial Real Estate Lender of the Bank
James A. Marcotte	55	Executive Vice President, Chief Financial Officer and Treasurer of the Company and the Bank
Diane J. Silva	55	Executive Vice President and Mortgage Lending Director of the Bank; prior to March 2011, Senior Vice President and Mortgage Lending Director of the Bank
Chester J. Szablak, Jr.	55
Executive Vice President and Chief Sales and Marketing Officer of the Bank; from November 2007 through March 2009, Senior Vice President and Chief Sales and Marketing Officer of the Bank; from January 2006 through October 2007, Senior Vice President and Chief Sales Officer of the Bank

Janice R. Villanucci	60	Executive Vice President and Deposit Services Director of the Bank; prior to March 2011, Senior Vice President and Deposit Operations Director of the Bank

COMPENSATION DISCUSSION AND ANALYSIS
Objectives and Design
The Company's core compensation philosophy provides that total annual compensation levels should: (1) reflect compensation levels of those found in other banking organizations of comparable asset size and performance; (2) reflect individual responsibilities, contribution, leadership, experience, skill set and performance; and (3) provide incentive to achieve business and financial objectives within reasonable risk parameters. The Company believes that this compensation philosophy is necessary to attract, motivate and retain highly qualified executives, who are essential to achieving the financial goals set by the Board of Directors and enhancing long-term value for shareholders, while operating the Company in a safe and sound manner.

Consistent with this philosophy, the Compensation Committee regularly obtains information regarding compensation levels in the Company's industry through various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants. The Compensation Committee also reviews the responsibilities and performance of executive officers. Elements of compensation are established with the goal of rewarding the executive officers for individual performance and organizational short- and long-term goals.

Under the Compensation Committee Charter, the Compensation Committee recommends to the Board of Directors the compensation of the Company's Chairman. The Chairman and the Compensation Committee review the performance of both the Company's Chief Executive Officer and President. The Chairman recommends the compensation of the Chief Executive Officer and President to the Compensation Committee and after review of the Chairman's recommendation the Compensation Committee recommends their compensation to the independent members of the Board of Directors for approval. The Chief Executive Officer of the Company evaluates the performance and responsibilities of the remaining executive officers and recommends their compensation to the Compensation Committee. After review of the Chief Executive Officer's recommendations, the Compensation Committee recommends executive compensation to the independent members of the Board of Directors for approval.

The Company at least annually assesses total compensation paid to its executive officers. As part of this process, the Compensation Committee assesses and evaluates the elements of total compensation paid to executive officers as a group and individually.

Elements and Rationale
Executive compensation may include the following components in addition to an executive's base salary: incentive cash compensation, equity compensation, supplemental retirement benefit, supplemental life insurance benefit, income protection following a termination of employment under various circumstances, including following a change in control of the Company, and automobiles and club memberships for business development purposes. Each of these components is reviewed, both separately and from a total compensation perspective, and approved by the Compensation Committee and the independent members of the Board of Directors on at least an annual basis. The Company believes that by using a combination of these elements it is best able to find an effective balance in motivating each executive to achieve long-term and short-term goals without taking unnecessary or excessive risks that could threaten the Company's financial condition or prospects, thereby enhancing long-term shareholder value. In establishing the components of compensation for each individual executive officer, the Compensation Committee considers the performance and responsibilities of the individual, the executive's designation or role within the Company and the cost to the Company of the various components of compensation to be provided.
The Company annually engages a compensation consulting firm to review the cash (base salary and cash incentive) and equity elements of the Company's executive compensation and to provide comparative market information on overall cash and equity compensation for the Compensation Committee's review. The Company engaged Pearl Meyer & Partners to conduct a comparative market review of the Company's executive annual cash and equity compensation programs for 2012. For 2013, the Company engaged McLagan, an Aon Hewitt Company, to conduct a comparative market review of the Company's executive annual cash and equity programs. The Company selected a new compensation consulting firm to gain an additional perspective on the executive cash and equity programs. The scope of this comparative market review included, in addition to survey data, the development of a peer group of publicly traded banks with similar asset size and performance within the Company's geographic region. The information was not gathered to benchmark executive compensation to particular levels within the peer and survey group, rather, it was reviewed for comparative purposes to ensure that total executive compensation remains competitive.
The Compensation Committee selected the following peer group:

Washington Trust Bancorp, Inc.	Cape Bancorp
Century Bancorp, Inc.	SI Financial Group, Inc.
Camden National Corporation	Westfield Financial, Inc.
Meridian Interstate Bncp (MHC)	Bar Harbor Bankshares
Rockville Financial, Inc	BSB Bancorp, Inc.
Canandaigua National Corp.	Hingham Institution for Savings
First Connecticut Bancorp, Inc.	Evans Bancorp, Inc.
Chemung Financial Corp.	Merchants Bancshares, Inc.
United Financial Bancorp, Inc.

Base Salary
Based upon the comprehensive reviews and comparative assessments performed by Pearl Meyer & Partners, and various other factors, including a review of each executive's responsibilities, experience in his role, leadership, contributions, overall performance, and a review of the various components of compensation provided to the individual executive, the 2012 annual base salaries for the Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers of the Bank identified in the Summary Compensation Table at page 27 below (the “Named Executive Officers”) were increased or remained unchanged from 2011 levels as follows: for Mr. Marcotte, an increase from $192,000 to $195,840; for Mr. Irish, an increase from $192,000 to $195,840; and annual base salaries remained unchanged for Mr. Clancy at $400,000, Mr. Duncan at $350,000, and Mr. Main at $258,918. The increase in Mr. Marcotte and Mr. Irish's base salaries was, in part, to maintain alignment with the competitive range of base salaries for their positions. The base salaries for Messrs. Duncan, Main and Clancy remain unchanged for 2012, as the Company determined that an increase in their total incentive compensation opportunity and an increase in equity incentive would be the focus for 2012.
For 2013, the Compensation Committee reviewed the various components of the compensation provided to each executive, assessed each executive's responsibilities, leadership, overall performance, and contributions, and reviewed the comparative assessment provided by McLagan. The Compensation Committee determined that the base salaries for Messrs. Duncan, Main, Clancy, Marcotte, and Irish would remain the same and that an increase in their total incentive compensation would be the focus for 2013.

Incentive Compensation (Cash)
The terms of incentive cash compensation for executive officers are established by the Compensation Committee, subject to approval by the independent members of the Board of Directors, on a year-to-year basis. Certain senior officers, including the Named Executive Officers, are eligible for incentive cash compensation through the Company's Variable Compensation Incentive Plan. Payments for executives under the Variable Compensation Incentive Plan for 2012 were determined by various weighted elements of the Company's short- and long-term performance, including net income, deposit growth, loan growth, and loan quality. Additionally, to focus executives on growth of investment asset revenues and growth of insurance commissions, the Plan included a multiplier for executives that reduced or increased their overall payout based on performance compared to specific growth targets for these areas. Target incentive payout percentages for Messrs. Duncan, Clancy, and Main were 30% of their annual regular earnings and the target payout percentages for Messrs. Marcotte and Irish were 19.5%. Messrs. Duncan, Main, Clancy, and Marcotte were placed in the Bank-wide Variable Compensation Group, for which the relative weighting of the various performance factors was allocated as follows: net income, 50%; deposit growth, 20%; loan growth, 20%; and loan quality, 10%. Mr. Irish, who has significant responsibility for supporting long-term growth through generating deposits, was placed in the Deposit Focused Variable Compensation Group, for which the relative weighting of the various performance factors was allocated as follows: net income, 50%; deposit growth, 35%; loan growth, 10%; and loan quality, 5%. The Company's performance in 2012 relative to its performance targets under the plan was as follows: exceeded its target level for net income (1.25), deposit growth (2.0) and loan quality (1.75) and achieved less than its target level for loan growth (0.75). The performance multipliers exceeded the targeted range and increased the result of the weighted targets by 5%. Messrs. Duncan, Clancy, and Main, who were in the Bank-wide Variable Compensation Group, received an actual payout of 42.53%, which resulted in the following cash payments: $148,838 for Mr. Duncan; $170,100 for Mr. Clancy; and $110,105 for Mr. Main. Mr. Marcotte, also in the Bank-wide Variable Compensation Group, received an actual payout of 27.64% or $53,847. As a member of the Deposit Focused Variable Compensation Group, Mr. Irish received an actual payout of 30.46% or $59,330.
On March 19, 2013, the Board approved the Company's 2013 Variable Compensation Incentive Plan. The 2013 plan applies to all of the Named Executive Officers. The Board approved specific performance factors, performance targets and percentage payout amounts for 2013 for each of the Named Executive Officers. To place a more meaningful proportion of total cash compensation at risk to ensure alignment of executive rewards with the Company's financial results, the target payout percentage for each of Messrs. Duncan, Clancy, and Main was increased to 32.5% of their annual regular earnings and the target payout percentage for each of Messrs. Marcotte and Irish was increased to 23%. As in 2012, payments for participants under the 2013 Variable Compensation Incentive Plan will be determined by various elements of Company performance and individual performance.
All employees, including Named Executive Officers, also participate in a profit sharing program, which is solely determined based upon the Company's net income for the year. Payouts under this program were made in the form of an employer contribution to each employee's, including each of the Named Executive Officer's, 401(k) Plan account. The Company's achievement of net income of $12,242,010 exceeded target level in 2012 resulting in a contribution of 3.5% of the first $75,000 of an individual employee's base salary. Accordingly, a profit sharing contribution of $2,625 was made to each Named Executive Officer's 401(k) Plan account.
The Named Executive Officers will continue to participate in the Company's bank-wide profit sharing program in 2013. Payouts under the profit sharing program will be based solely on Company performance (net income) for 2013. As in 2012, the target payout for 2013 is 2.5% of up to $75,000 in base salary based on achieving the net income target; however, the target payout percentage may increase or decrease based upon the Company's actual performance.
Long-Term Incentive (Equity) Compensation
The Company aligns the interests of its executives with the long-term interests of stockholders through the granting of equity-based compensation awards, which have been in the form of stock options and restricted stock, granted in all cases at current fair market value. The Company's current long-term equity program is intended to (1) enhance management's sense of ownership and commitment to the long-term success of the Company, (2) encourage and reward management performance that increases the long-term success and shareholder value of the Company, and (3) attract and retain the senior leadership and management talent the Company needs to be successful. At this time, the Compensation Committee anticipates that restricted stock as well as stock options will continue to serve as the primary vehicles to be used to achieve these objectives.

In connection with its compensation program, the Company evaluates the issuance of equity grants to employees on an annual basis. Equity grants to executive officers have been considered and granted at the same time that equity grants have been granted for employees during the first quarter of each year. The total number of options or restricted stock granted to all employees in the aggregate is determined after considering various factors, such as overhang and run rate. The number of options or value of restricted stock awards granted to individual employees, including executives, is also based upon various factors, but is primarily based upon an employee's level of responsibility and individual performance and contribution, and, with respect to the Named Executive Officers and other senior management, the desired mix of compensation is considered. Stock option and restricted stock grants for employees other than executive officers are recommended by the Chief Executive Officer and the total grant is subject to the approval of the Compensation Committee and Board of Directors. In addition to the recommendation of the Chief Executive Officer and Compensation Committee approval, stock options and restricted stock awards granted to executive officers must also be approved by independent members of the Board of Directors. In all cases, the exercise price of the stock option and the value of the restricted stock is established based on the market price of the Company's stock on the date of the grant.

On March 20, 2012, the Company granted to employees a total of 67,750 stock options at an exercise price of $16.25 per share (which reflected the market price of the Company's common stock on the date of the grant) and 64,960 shares of restricted stock. Of the options and restricted stock shares granted, the Board approved grants to the Named Executive Officers, each such grant to vest over four years. If the Named Executive Officer retires and meets the Company's retirement guidelines, which is a minimum age of 62 and a combination of years of service and age, options vest immediately and vesting of a portion of restricted stock shares is accelerated for grants issued more than 12 months prior to the retirement date. Messrs. Duncan and Main meet the Company's retirement guidelines. The amounts granted to the Named Executive Officers in 2012 were as follows: 9,000 options and 9,400 shares of restricted stock to Mr. Duncan; 9,000 options and 7,000 shares of restricted stock to Mr. Clancy; 9,000 options and 4,175 shares of restricted stock to Mr. Main; 1,500 options and 3,350 shares of restricted stock to Mr. Marcotte; and 1,500 options and 3,350 shares of restricted stock to Mr. Irish. Mr. Clancy also received 3,000 shares of restricted stock that vested immediately. This grant was made to increase his ownership and further align Mr. Clancy's interest with stockholders, to recognize his performance and in recognition that Mr. Clancy declined a stock grant and salary increase in 2009 and salary increases in 2011 and 2012. The number of options and shares of restricted stock granted to the Named Executives Officers for 2012 were considered to be consistent with the Company's objective of maintaining a reasonable level of employee participation in the Company's equity compensation program and to be within competitive ranges for executive management. Additionally, the Compensation Committee believes that these equity grants further align the executives' interests with those of the stockholders.

On March 19, 2013, the Company granted a total of 16,675 options, at an exercise price of $16.43 per share (which reflected the market price of the Company's common stock on the date of the grant), and 27,675 shares of restricted stock. Of the options and restricted stock shares granted, the independent members of the Board of Directors approved grants to the Named Executive Officers. For the Named Executive Officers, restricted stock grants will vest based on the Company reaching specific targets in earnings per share cumulative totals. For non-executive officers restricted stock grants will vest 25% per year. Stock option grants will vest 50% at year two and 50% at year four. The equity grant vesting schedules are aligned with the Company's long term performance goals. If the Named Executive Officer retires and meets the Company's retirement guidelines, which is a minimum age of 62 and a combination of years of service and age, options vest immediately and vesting of a portion of restricted stock shares is accelerated for grants issued more than 12 months prior to the retirement date. Messrs. Duncan and Main meet the Company's retirement guidelines.

The amounts granted in 2013 were as follows: 4,000 options and 10,020 shares of restricted stock to Mr. Duncan; 10,000 options and 10,570 shares of restricted stock to Mr. Clancy; 4,000 options and 5,470 shares of restricted stock to Mr. Main; 1,500 options and 3,780 shares of restricted stock to Mr. Marcotte; and 1,500 options and 3,780 shares of restricted stock to Mr. Irish. The number of options and shares of restricted stock granted to the executives for 2013 were within competitive ranges for executive management and meet the Company's objective of executive employee participation in the Company's equity compensation program aligning the executives' interests with those of the stockholders.

Supplemental Retirement Benefit and Supplemental Life Insurance Benefit

The Compensation Committee believes that providing a supplemental retirement benefit, which is implemented through salary continuation agreements, and supplemental life insurance benefits serve as a long-term retention tool, as well as providing a reward component to the executive.
The Bank is party to salary continuation and supplemental life insurance agreements with each of Messrs. Duncan and Main. The terms of these salary continuation agreements, and the annual amounts payable to the executives thereunder, are described further at page 33 below. The annual expense incurred by the Company in maintaining this supplemental retirement benefit for each executive equals the annual increase of the present value of the accumulated benefit to be paid to the executive. This amount is included for each of the executives in the Summary Compensation Table at page 27 below under the heading “Change in Pension Value and Nonqualified Deferred Compensation Earnings.”
The supplemental life insurance benefits that are payable to Messrs. Duncan and Main are included in the amounts shown as payable in the event of death in the table at page 35 below and are specifically referenced in footnote 3 to the table.
In 2006, the Company initiated a supplemental life insurance benefit plan for a number of its employees in management positions. Under this plan, the Company has provided supplemental life insurance benefits to the employees, subject to certain restrictions. Messrs. Clancy, Marcotte and Irish participate in this plan and the amounts of their supplemental life insurance benefits are included in the amounts shown as payable in the event of death in the table at page 35 below and are specifically referenced in footnote 3 to the table.
Income Protection and Non-Compete
In addition to the above noted elements of compensation, Messrs. Duncan, Main and Clancy have employment agreements with the Company, which include non-competition restrictions, and Mr. Irish and Mr. Marcotte have change in control/noncompetition agreements with the Company. These agreements provide the executive with income protection in the event of a termination of his employment under certain circumstances, including following a change in control of the Company. The Compensation Committee believes these agreements are an important tool in retaining key executives while providing protection to the Company by restricting the executive's ability to compete in the Company's marketplace if he were to leave prior to any change in control. The terms of these agreements are described at pages 32-34 below and the amounts payable thereunder to the executives under various termination scenarios are included in the table at page 35 below. The Compensation Committee believes that the non-competition protection afforded by these agreements is critical in the Company's competitive marketplace and that the payment amounts and related conditions thereto contained in the agreements are consistent with reasonable industry standards. The maximum amounts that may be paid to any executive under any of these agreements are limited by automatic “cutback” provisions that ensure payments will not exceed the limits specified under Section 280G of the Code.

Perquisites

In addition to their participation in the Company's general employee benefit plans, as described in footnote 4 of the Summary Compensation Table at page 27 below, the Company provides company-owned vehicles for the use of Messrs. Duncan, Main and Clancy. The Company also pays dues related to club memberships for business development purposes for Messrs. Duncan, Main, and Clancy. The Compensation Committee believes that the cost of these additional perquisites is modest for the size of the Company and that providing them is consistent with maintaining a competitive total compensation and benefits package for senior management and for business development purposes.

2012 Executive Compensation Program
In determining the Named Executive Officers' total 2012 compensation (including base salary, incentive cash compensation, equity compensation, supplemental retirement benefits and other perquisites), the Compensation Committee applied rationale similar to that used in the prior year and considered the support received from stockholders in 2012 on the “Say on Pay” advisory vote. In 2012, the Compensation Committee also continued to place greater emphasis on incentive cash compensation and equity compensation as an element of total compensation for particular Named Executive Officers, to enhance the executive's ownership interest in the Company, to align management's interest with shareholder interests and to reward performance.

Each Named Executive Officer's total compensation in 2012 reflected the Compensation Committee's assessment of his responsibilities, performance and contributions as well as the comparative market data provided by Pearl Meyer & Partners. In referring to such comparative data, the Compensation Committee sought to confirm that its compensation decision for each individual executive was reasonable.

The Company believes that its 2012 executive compensation program successfully linked executive compensation to the Company's financial performance.

COMPENSATION COMMITTEE MATTERS

Role of the Compensation Committee

The Compensation Committee of the Board of Directors is comprised of five members, all of whom are currently deemed to be independent. In determining the independence of the members, the Board of Directors has used the definition of independence contained in Rule 5605(d)(2)(A) of the Marketplace Rules of the NASDAQ Stock Market and has applied this definition consistently to all members of the Compensation Committee. It is the responsibility of the Compensation Committee to review the performance of the Chairman and recommend his compensation to the independent members of the Board of Directors for review and approval. The Chairman and Compensation Committee review the performance of the Chief Executive Officer and President and recommend their compensation to the independent members of the Board of Directors for review and approval. The Company's Chief Executive Officer evaluates the performance of the remaining executive officers and recommends their compensation to the Compensation Committee. The Compensation Committee reviews the Chief Executive Officer's recommendations and submits its recommendation to the independent members of the Board of Directors for approval. During 2012, the Board of Directors approved all recommendations presented by the Compensation Committee.

The Compensation Committee has the authority to retain or obtain advice from independent advisors, such as outside legal counsel and consulting firms, as it deems necessary to perform its role. The Company obtained the services of Pearl Meyer & Partners in 2011 and McLagan, an Aon Hewitt Company in 2012 to provide market assessment information to the Compensation Committee, which is discussed in further detail in the Company's Compensation Discussion and Analysis at pages 19-25 above. The Compensation Committee confirmed that McLagan did not have any potential or actual conflicts of interest with the Board of Directors or the Company.

The Compensation Committee operates under a written charter, a copy of which can be found on the Company's website (www.enterprisebanking.com).

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Company's Compensation Discussion and Analysis contained at pages 19-25 above (the “CD&A”) with management and based on this review and discussion the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

James F. Conway, III (Chairperson)
John R. Clementi
Carole A. Cowan
Eric W. Hanson
Arnold S. Lerner

Compensation Committee Interlocks and Insider Participation
The Directors listed above under the heading “Compensation Committee Report” at page 25 constitute all of the individuals who served as members of the Compensation Committee during the year ended December 31, 2012. None of these Directors was an officer or employee of the Company at any time during such period or has ever been an officer of the Company. None of these Directors has had any relationship with the Company that would require disclosure in this Proxy Statement under the heading “Transactions with Certain Related Persons” at pages 38-39 below under applicable SEC rules.

Mr. Duncan, Chairman of the Board, serves on the board of directors of Lowell General Hospital. Mr. Hanson and Dr. Moloney also serve on the board of directors of Lowell General Hospital. Mr. Deschene is the President and Chief Executive Officer of Lowell General Hospital.

As described in further detail under the heading “Transactions with Certain Related Persons” at pages 38-39 below, the members of the Compensation Committee, as well as businesses and other entities with which they may be affiliated, are customers of the Bank and/or have entered into loan transactions with the Bank in the ordinary course of business.

Risk Assessment of Compensation Policies and Practices
The Company has implemented an annual risk assessment of its compensation policies and practices, which is intended to determine whether any of its existing compensation policies or practices create incentives for taking unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company. On the basis of this assessment, the Compensation Committee of the Board of Directors has determined that no changes to the Company’s existing compensation policies and practices are necessary at this time.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the compensation paid by the Company (through the Bank) for services rendered in all capacities during the years ended December 31, 2012, December 31, 2011 and December 31, 2010, to the Chief Executive Officer, the Chief Financial Officer and each of the three other most highly compensated executive officers of the Bank (the “Named Executive Officers”). The Company does not employ any persons, other than through the Bank.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
George L. Duncan Chairman of the Company and the Bank	2012	$350,002	$—	$152,750	$56,970	$148,838	$131,253	$49,939	$889,752
	2011	$336,540	$—	$—	$79,050	$85,728	$179,810	$45,793	$726,921
	2010	$274,128	$—	$—	$—	$47,287	$158,981	$60,469	$540,865
John P. Clancy, Jr. Chief Executive Officer of the Company and the Bank	2012	$400,000	$—	$162,500	$56,970	$170,100	$—	$33,652	$823,222
	2011	$400,000	$—	$170,775	$52,700	$101,893	$—	$24,058	$749,426
	2010	$386,539	$—	$125,100	$43,520	$66,678	$—	$21,810	$643,647
Richard W. Main President of the Company and the Bank	2012	$258,918	$—	$67,844	$56,970	$110,105	$94,565	$37,324	$625,726
	2011	$254,879	$—	$—	$52,700	$64,926	$126,468	$32,752	$531,725
	2010	$237,223	$—	$62,550	$13,056	$40,915	$164,608	$31,809	$550,161
Stephen J. Irish Executive Vice President, Chief Operating Officer of the Bank	2012	$194,804	$—	$54,437	$9,495	$59,331	$—	$15,898	$333,965
	2011	$191,991	$—	$51,975	$7,905	$33,764	$—	$14,822	$300,457
	2010	$191,344	$—	$59,423	$7,616	$21,798	$—	$14,280	$294,461
James A. Marcotte Executive Vice President, Treasurer and Chief Financial Officer of the Company and the Bank	2012	$194,806	$—	$54,437	$9,495	$53,847	$—	$15,859	$328,444
	2011	$192,000	$—	$51,975	$7,905	$32,902	$—	$13,952	$298,734
	2010	$191,160	$—	$59,423	$7,616	$20,576	$—	$13,404	$292,179

(1)
The value of the stock awards is based on the fair market value of the Common Stock on the date of grant. The fair market value was calculated as the closing price of the Common Stock on the NASDAQ Global Market on the date of grant.

(2)
The value of the option awards is based on the fair market value of the awards as calculated using the Black-Scholes option valuation model. For assumptions used in calculating the value of option awards and the accounting treatment of the awards, refer to footnote 12 on page 108 of the Company's Annual Report on Form 10-K. For information on vesting, refer to the table “Outstanding Equity Awards at Fiscal Year-End” and the associated footnote 1 at page 31 below.

(3)
For each of Messrs. Duncan and Main this amount is equal to the increase in 2012, 2011 and 2010 of the present value of the accumulated benefit attributable to the executive's supplemental retirement plan. For Mr. Duncan, the amounts shown in 2012, 2011 and 2010 take into account payments he received through his supplemental retirement plan in each of those years. For Mr. Main, the amounts shown in 2012, 2011 and 2010 take into account payments he received through his supplemental retirement plan in each of those years. In 2012, the discount rate used to determine the present value of the accumulated benefit was updated to 4.25% from 4.75% resulting in the value to the employee increasing $60,264 and $46,002 for Messrs. Duncan and Main, respectively. There were no changes to the terms or amounts of the benefit paid to the employees based on the discount rate change.

(4)
For each of the Named Executive Officers, these amounts include $2,625, $1,875 and $2,250 in annual contributions by the Bank for the Bank's Profit Sharing Plan in 2012, 2011 and 2010, respectively, and the following:

-Annual matching contributions by the Bank to the Bank’s 401(k) plan:

	2012	2011	2010
Duncan	$8,820	$8,820	$8,820
Clancy	$8,820	$8,820	$8,820
Main	$8,820	$8,820	$8,539
Irish	$7,013	$6,912	$6,880
Marcotte	$7,013	$6,912	$6,871

-Life insurance premiums paid:

	2012	2011	2010
Duncan	$27,660	$25,320	$30,106
Clancy	$2,105	$2,092	$2,044
Main	$10,404	$7,636	$7,223
Irish	$2,041	$2,130	$2,100
Marcotte	$2,001	$1,260	$1,233

-Dividends paid on unvested shares of restricted stock:

	2012	2011	2010
Duncan	$3,102	$2,100	$10,000
Clancy	$7,645	$5,933	$4,050
Main	$2,615	$1,706	$1,500
Irish	$4,220	$3,905	$3,050
Marcotte	$4,220	$3,905	$3,050

-The amount attributed to the personal use of Bank owned automobiles:

	2012	2011	2010
Duncan	$3,409	$3,355	$4,970
Clancy	$5,136	$5,338	$4,646
Main	$4,491	$4,442	$4,024

-The amount paid to a local club on the executive’s behalf for business development purposes:

	2012	2011	2010
Duncan	$4,323	$4,323	$4,323
Clancy	$7,321	$—	$—
Main	$8,368	$8,273	$8,273

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information concerning individual grants of restricted stock and stock options and non-equity incentive plan awards made during 2012 to each of the Named Executive Officers. Other than the grants of restricted stock and stock options shown in the table, there were no other equity-based awards granted under any incentive plans to any Named Executive Officer in 2012.

Name	Grant Date	Stock Awards: Number of Shares of Stock or Units (#)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (2)	Grant Date Fair Value of Stock and Option Awards (3)
			Threshold ($)	Target ($)	Maximum ($)
George L. Duncan	3/20/2012		$0	$105,000	$220,501	9,000	$16.25	$56,970
George L. Duncan	3/20/2012	9,400						$152,750
John P. Clancy, Jr.	3/20/2012		$0	$120,000	$252,000	9,000	$16.25	$56,970
John P. Clancy, Jr	3/20/2012	10,000						$162,500
Richard W. Main	3/20/2012		$0	$77,676	$163,119	9,000	$16.25	$56,970
Richard W. Main	3/20/2012	4,175						$67,844
Stephen J. Irish	3/20/2012		$0	$37,987	$79,772	1,500	$16.25	$9,495
Stephen J. Irish	3/20/2012	3,350						$54,438
James A. Marcotte	3/20/2012		$0	$37,987	$79,773	1,500	$16.25	$9,495
James A. Marcotte	3/20/2012	3,350						$54,438

(1)
Amounts actually earned and paid to the Named Executive Officers for 2012 pursuant to the non-equity incentive plan awards that are shown in the table as having been granted in such year are included in the Summary Compensation Table at page 27 above under the heading “Non-Equity Incentive Plan Compensation”.

(2)
The exercise price of all stock options granted to employees in 2012, including those granted to Named Executive Officers and reflected in this table, equals the closing price of the Common Stock on the NASDAQ Global Market on the date of grant as required under the Company’s 2009 Stock Incentive Plan.

(3)
For an explanation of the grant date fair value of the stock and option awards, including the assumptions used in calculating the grant date fair value of the option awards, refer to footnote 12 on page 108 of the Company’s Annual Report on Form 10-K.

OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the exercise of stock options and the vesting of stock awards for each of the Named Executive Officers during the year ended December 31, 2012:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
George L. Duncan	—	$—	—	$—
John P. Clancy, Jr.	—	$—	7,500	$124,170
Richard W. Main	—	$—	1,250	$20,950
Stephen J. Irish	—	$—	3,313	$55,526
James A. Marcotte	1,500	$11,175	3,313	$55,526

(1)
The value realized upon exercise calculations in the third column from the left above are based upon the difference between the value of the Common Stock on the option exercise date and the per share exercise price of the options. The value on the exercise date was based on the closing market price of the stock on the NASDAQ Global Market on the exercise date.

(2)
The value realized on vesting calculation in the far right column is based upon the value of the Common Stock on the vesting date of the restricted stock. The value on the vesting date was based on the closing market price of the stock on the NASDAQ Global Market on the vesting date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning unexercised stock options and unvested stock awards held by each of the Named Executive Officers as of December 31, 2012. The Company has not granted any option awards that are unexercised and unearned and not otherwise disclosed in the table or any stock awards that are unearned and have not vested and are not otherwise disclosed in the table.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#) (2)	Market Value of Shares or Units of Stock that Have Not Vested ($) (3)
George L. Duncan	28,000	0	$14.375	8/2/2013	9,400	$155,288
	13,000	0	$16.50	3/6/2014
	10,000	0	$12.75	3/17/2015
	3,750	11,250	$14.85	3/14/2018
	0	9,000	$16.25	3/19/2019
John P. Clancy, Jr.	20,000	0	$14.375	8/2/2013	18,000	$297,360
	13,000	0	$16.50	3/6/2014
	10,000	0	$12.75	3/17/2015
	5,000	5,000	$12.51	3/15/2017
	2,500	7,500	$14.85	3/14/2018
	0	9,000	$16.25	3/19/2019
Richard W. Main	14,000	0	$14.375	8/2/2013	6,675	$110,271
	6,500	0	$16.50	3/6/2014
	7,500	0	$12.75	3/17/2015
	3,000	0	$12.51	3/15/2017
	2,500	7,500	$14.85	3/14/2018
	0	9,000	$16.25	3/19/2019
Stephen J. Irish	9,000	0	$14.375	8/2/2013	9,600	$158,592
	4,000	0	$16.50	3/6/2014
	4,250	0	$12.75	3/17/2015
	1,500	500	$8.75	3/16/2016
	875	875	$12.51	3/15/2017
	375	1,125	$14.85	3/14/2018
	0	1,500	$16.25	3/19/2019
James A. Marcotte	9,000	0	$14.375	8/2/2013	9,600	$158,592
	4,000	0	$16.50	3/6/2014
	3,500	0	$12.75	3/17/2015
	0	500	$8.75	3/16/2016
	875	875	$12.51	3/15/2017
	375	1,125	$14.85	3/14/2018
	0	1,500	$16.25	3/19/2019

(1)
For options granted prior to 2011, one-fourth of the total number of shares of Common Stock subject to the options granted becomes exercisable on an annual basis on the anniversary date of the original grant date, and, if sooner, become fully exercisable upon the option recipient reaching the age of 62 while remaining employed with the Bank as of such date. For options granted in 2011 and 2012, one-fourth of the total number of shares of Common Stock subject to the options granted becomes exercisable on an annual basis on the anniversary date of the original grant date. The four most recent option grants were granted on March 17, 2009, March 16, 2010, March 15, 2011 and March 20, 2012.

(2)
The shares awarded to Mr. Main subject to restricted stock awards vest over a four-year period, with 25% of the shares vesting on or about the first anniversary of the date of the award and an additional 25% vesting on or about each of the next three subsequent anniversary dates of the date of the award. Mr. Main's restricted stock awards were granted on March 16, 2010 and March 20, 2012. The shares awarded to Mr. Clancy subject to restricted stock awards vest over a four-year period, with 25% of the shares vesting on or about the first anniversary of the date of the award and an additional 25% vesting on or about each of the next three subsequent anniversary dates of the date of the award. As part of the shares awarded to Mr. Clancy subject to restricted stock awards, 3,000 of the shares awarded on March 20, 2012 and 3,500 of the shares awarded on March 15, 2011 vested on the date of grant. Mr. Clancy's restricted stock awards were granted on March 16, 2010, March 15, 2011 and March 20, 2012. The shares awarded to Messrs. Irish and Marcotte subject to restricted stock awards vest over a four-year period, with 25% of the shares vesting on or about the first anniversary of the date of the award and an additional 25% vesting on or about each of the next three subsequent anniversary dates of the date of the award. The restricted stock awarded to Messrs. Irish and Marcotte were granted on March 17, 2009, March 16, 2010, March 15, 2011 and March 20, 2012.

(3)
The market value of the shares subject to restricted stock awards that have not vested is based upon the value of the Common Stock on December 31, 2012, the last business day of the Company's last completed fiscal year. The closing market price of the stock on the NASDAQ Global Market on December 31, 2012 was $16.52.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS
The Company and the Bank are parties to employment agreements with Messrs. Duncan, Main and Clancy and change in control/noncompetition agreements with Messrs. Irish and Marcotte. The Bank is also a party to salary continuation agreements with Messrs. Duncan and Main and supplemental life insurance agreements with Messrs. Duncan, Main, Clancy, Irish and Marcotte.
Each of the employment agreements with Messrs. Duncan, Main and Clancy is for a fixed term of years (three years for Mr. Duncan and two years for each of Messrs. Main and Clancy), subject to an automatic “rolling” renewal each year, unless either the Company or the executive provides a notice of non-renewal, in which case the agreement will expire at the end of the then-current term. Each of Messrs. Duncan, Main and Clancy is guaranteed a minimum base salary under the terms of his employment agreement: $203,900 for Mr. Duncan; $193,920 for Mr. Main; and $350,000 for Mr. Clancy. These amounts from time to time, at least annually, shall be reviewed for increases by the Board.
The amount of severance payments and benefits, if any, which may be due to any of the named executive officers under any of the agreements referenced above following any form of termination of the executive is summarized generally below and is further quantified in the table at page 35 of this Proxy Statement.
Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive dies, his beneficiary will be paid a lump sum equal to one-half of his then-current annual base salary and his spouse and any other eligible dependents will continue to receive health and welfare benefits at no cost, subject to limitations described in the agreement; provided, however, that if the executive dies either within one year before or two years after the occurrence of a change in control of the Company (as defined in the agreement), then, in addition to such continuing health and welfare benefits, the executive's beneficiary will be paid a lump sum equal to three times, in the case of Mr. Duncan, and two times, in the case of either Mr. Main or Mr. Clancy, the executive's previous highest annual compensation (as defined in the agreement to include the sum of the executive's highest annual base salary and highest annual cash bonus paid at any time prior to the date of termination since January 1, 2004) (such lump sum payment being referred to herein as the “Lump Sum Payment”), subject to reduction for any prior lump sum payment that may have been paid following the death of the executive.
In addition to the foregoing death benefits payable to Messrs. Duncan, Main and Clancy under their employment agreements, the beneficiaries of each of the Named Executive Officers will also be paid the death benefits provided under the executive's supplemental life insurance agreement, the amounts of which are included in footnote 3 to the table at page 35 below.
Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive is terminated at any time as a result of his long-term disability (as defined in the agreement), then for the remaining term of the agreement the executive will be paid an annual amount equal to 75% of his previous highest annual compensation, subject to reduction for any payments received by the executive during this payment period under any group long-term disability plan that may be maintained by the Company, and will be entitled to receive continuing health and welfare benefits on the same terms as were available to the executive as an employee.
Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive retires on or after his specified retirement age (65 for Mr. Duncan, 63 for Mr. Main and 62 for Mr. Clancy), then the executive is entitled to receive continuing health and welfare benefits for twelve months on the same terms as were available to him as an employee, and, in addition, if the executive retires either within one year before or one year after the occurrence of a change in control, then the executive will be paid the Lump Sum Payment.
In addition to the retirement rights provided to Messrs. Duncan and Main under their employment agreements, the salary continuation agreements referenced above also provide additional annual compensation benefits payable to Messrs. Duncan and Main which vest over time, subject to acceleration upon a change in control (as defined in the agreement), and become payable to the executive over a 20-year period upon his reaching a specified age (68 for Mr. Duncan, which he reached on June 8, 2008, and 63 for Mr. Main, which he reached on April 3, 2010), whether or not the executive has retired or remains employed with the Company at such time. The annual amounts payable to each of Messrs. Duncan and Main under their salary continuation agreements are $149,500 and $95,300, respectively.
Under the employment agreements with Messrs. Duncan, Main and Clancy, if the Company (including any successor) terminates the executive at any time for cause, whether before or after the occurrence of a change in control, then the executive will not be entitled to receive any severance payments or benefits. However, if the Company (including any successor) terminates the executive at any time without cause, whether before or after the occurrence of a change in control, then the executive will be paid the Lump Sum Payment and will be entitled to receive continuing health benefits for 18 months at no cost to the executive.
Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive chooses to terminate his employment at any time for good reason (as defined in the agreement to include, among several other reasons, a material reduction in the executive's base salary or his authority, duties or responsibilities), whether before or after the occurrence of a change in control, then the executive will be paid the Lump Sum Payment and will be entitled to receive continuing health benefits for 18 months at no cost to the executive. If the executive chooses to terminate his employment at any time without good reason, then he will not be entitled to receive any severance payments or benefits, unless the executive chooses to terminate his employment without good reason either within one year before or one year after the occurrence of a change in control, in which case the executive will be paid the Lump Sum Payment.
Each of the employment agreements with Messrs. Duncan, Main and Clancy also provides that the parties may agree at any time to enter into a modified employment arrangement for the remaining term of the agreement. Under the terms of such arrangement, in exchange for the executive continuing to work at a level of at least 50%

of the level worked during the preceding three years, the Company will pay the executive an annual salary equal to 50% of his previous highest annual compensation and will continue to provide the executive with full benefits.
Under each of the employment agreements with Messrs. Duncan, Main and Clancy, the executive is subject to confidentiality, non-compete and non-solicitation restrictions for up to two years after the termination of his employment for any reason if the termination occurs before a change in control. The non-compete restrictions do not apply following any termination of the executive's employment that occurs after a change in control, and any non-compete restrictions that may be in effect at the time of a change in control automatically expire upon such change in control. If the executive breaches any applicable confidentiality, non-compete or non-solicitation covenants, then the Company may enforce a right to recoup any prior severance payments made to the executive.
Under the terms of the change in control/noncompetition agreement with Messrs. Irish and Marcotte, the executive will be paid a lump sum equal to 1.5 times his previous highest annual compensation (as defined in the agreement to include the sum of the executive's highest annual base salary and highest annual cash bonus paid within the most recent three years prior to the date of termination), together with certain other specified payments and benefits, including continuation of health and welfare benefits for 18 months on the same terms as were available to the executive as of the date of termination or, if more favorable, as of the date of the change in control, if the executive's employment is terminated for any reason, whether at the initiative of the Company or of the executive and whether or not for cause, within two years after the date of a change in control of the Company. If Mr. Irish's or Mr. Marcotte's employment is terminated for any reason within one year prior to the occurrence of a change in control, other than for cause, then he is entitled to receive all of the payments and benefits that he would have been entitled to receive if such termination had occurred within two years after the date of such change in control.
Messrs. Irish and Marcotte are also subject to confidentiality, non-compete and non-solicitation restrictions for one year following a termination of employment for any reason prior to a change in control (and assuming a change in control does not occur within this one-year period). If Mr. Irish's or Mr. Marcotte's termination in the absence of any change in control is initiated by the Company for any reason other than for cause, then he will be paid a lump sum equal to 75% of the sum of his then-current annual base salary and the amount of any annual incentive or other bonus paid to him with respect to the most recently completed fiscal year prior to the date of termination, subject to recoupment by the Company if he breaches any of the applicable confidentiality, non-compete and non-solicitation covenants.
The following table summarizes the estimated cost of executive benefits that would be incurred by the Company, as of December 31, 2012, under the various termination scenarios referenced in the table for each of the named executive officers. The estimates shown below factor in base salary and incentive compensation payments, the value realized from accelerated vesting of stock options and restricted stock, the value realized from accelerated vesting of supplemental retirement benefits and other benefits and payments to be paid to the named executive officers under the terms of any agreement or plan that is not generally available to all employees. The following calculations were made without giving consideration to any possible “cutback” or other reduction of payments or benefits that could be required under an executive's employment or other contract:

Name	Change in Control (1)	Voluntary Termination (Includes Early Retirement) (2)	Involuntary Not for Cause Termination by Company or, if Applicable, Good Reason Termination by Employee	For Cause Termination	Normal Retirement (2)	Death (2)(3)	Disability
George L. Duncan (4)	$1,715,407	$—	$1,538,901	$—	$36,502	$1,829,033	$876,183
John P. Clancy, Jr.	$1,564,735	$—	$1,175,493	$—	$15,285	$670,369	$553,575
Richard W. Main (4)	$891,324	$—	$766,098	$—	$70,208	$1,062,795	$363,401
Stephen J. Irish	$612,851	$—	$190,601	$—	$—	$154,077	$—
James A. Marcotte	$641,638	$—	$186,490	$—	$—	$170,500	$—

(1)
With respect to each of Messrs. Duncan, Clancy, Main, Irish and Marcotte the amount shown includes the amount payable, including the estimated expense of continuing benefits, under various termination scenarios either preceding or following a change in control under the executive's employment agreement or, in the case of Messrs. Irish and Marcotte, their change in control/noncompetition agreement, which are described in further detail under the heading “Agreements With Named Executive Officers at pages 32-34 above.

The amounts shown also include the present value attributable to accelerated vesting of death benefit payable under the Bank's executive supplemental life insurance plan, which is $56,876 for Mr. Clancy, $52,990 for Mr. Irish and $53,441 for Mr. Marcotte, and the value attributable to the accelerated vesting of outstanding stock options and unvested restricted stock, which is $176,506 for Mr. Duncan, $332,365 for Mr. Clancy, $125,226 for Mr. Main, $168,270 for Mr. Irish and $179,925 for Mr. Marcotte. The value of any outstanding stock options and unvested restricted stock is based upon the value of the Common Stock on December 31, 2012, which equals the closing market price of the stock on the NASDAQ Global Market on that date.

(2)
With respect to each of Messrs. Duncan, Clancy, Main, Irish and Marcotte assumes that termination has not occurred within the time periods before or after a change in control specified in his employment agreement or change in control/noncompetition agreement as applicable. With respect to Mr. Main the amount shown under the heading “normal retirement” includes $41,300, which is the value attributable to the accelerated vesting of unvested restricted stock and $14,955, which is the value attributable to the accelerated vesting of unvested stock options. With respect to Mr. Duncan the amount shown under the heading “normal retirement” includes $21,218, which is the value attributable to the accelerated vesting of unvested stock options.

(3)
Includes amounts payable under supplemental life insurance benefits, which equal the following amounts for each of the executives: $1,556,056 for Mr. Duncan; $190,080 for Mr. Clancy; $791,496 for Mr. Main; and the entire amount shown in the table for Messrs. Irish and Marcotte.

(4)
In addition to the amounts payable to Messrs. Duncan and Main under the various scenarios shown in the table above, each of the executives has a fully vested right to receive annual amounts payable over a twenty-year period under the executive's salary continuation agreement.  These annual amounts, payable in monthly installments, are paid to the executive regardless of his employment status, unless the executive is terminated for cause, in which case he would forfeit his right to receive any further payments following the date of termination.  In 2012, both Messrs. Duncan and Main were eligible to receive payments under their salary continuation agreements, and each received the full annual amount to which he is entitled, detailed in the table below.

The following table sets forth additional information concerning the supplemental retirement benefits as of December 31, 2012 which are provided to Messrs. Duncan and Main:

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)
George L. Duncan	Supplemental Employee Retirement Plan	24	$1,689,524	$149,500
Richard W. Main	Supplemental Employee Retirement Plan	24	$1,164,287	$95,300

(1)
The present value of accumulated benefit was valued at the established present value of the payments to be received by the executives upon reaching the specified ages noted above at a discount rate of 4.25%. The annual benefit will be payable in twelve monthly installments.

DIRECTOR NOMINATIONS AND STOCKHOLDER COMMUNICATIONS
Proposed director nominees are recommended to the Board of Directors for its approval by the Company's Corporate Governance/Nominating Committee (“CGNC”). The CGNC is comprised of five independent Directors. In determining the independence of the CGNC members, the Board of Directors has used the definition of independence contained in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market and has applied this definition consistently to all members of the CGNC.

A copy of the CGNC's Charter and the Company's Corporate Governance Guidelines can be found on the Company's website (www.enterprisebanking.com). The Charter and Guidelines outline director qualifications, appointment to and removal from the Board of Directors and its various committees, structure and operations of the Board of Directors and its various committees and the CGNC's reporting function to the Board of Directors.

In evaluating candidates, the CGNC considers independence, experience relevant to the needs of the Company, leadership qualities and the ability to represent the broad interests of stockholders. In selecting new Directors, consideration is given to both the personal qualities and abilities of individual candidates and the existing collective skills and aptitudes of the Board of Directors as a whole.

Although it does not have a formal diversity policy, in addition to the criteria described above, the Board and the CGNC also consider professional, personal and geographic diversity in their review of candidates. Overall, candidates are selected based on a review of qualifications that are considered in the best interest of the stockholders.

Nominees for election to the Board of Directors may be identified and submitted to the CGNC for its consideration by Directors, stockholders and/or management. The CGNC may also retain a professional search firm to assist with the identification of qualified candidates.

The Chairman of the CGNC and the Chairman of the Board of Directors shall extend an invitation to join the Board of Directors, subject to election by the Company's stockholders, to those nominees who are recommended by the CGNC and approved by the Board of Directors. The Board of Directors also retains the right, as outlined in the Company's By-Laws, to appoint Directors as needed throughout the year.

Directors are required to attend the Company's annual meeting. Absences will be allowed for serious personal or business obligations that cannot be rescheduled. All of the Company's Directors attended the 2012 annual meeting.

Stockholders may submit nominations for candidates for election to the Board of Directors in accordance with the applicable requirements contained in the Company's By-Laws to the attention of the Company's Secretary at the Company's principal office located at 222 Merrimack Street, Lowell, Massachusetts 01852. Stockholders may also communicate directly with members of the Board of Directors by sending such communications to a specified director or group of Directors or to the Board of Directors in its entirety, addressed c/o the Secretary of the Company at the Company's principal office at the foregoing address.

AUDIT COMMITTEE REPORT
The Audit Committee of the Company's Board of Directors (the “Audit Committee”) is comprised of six independent Directors and operates under a written charter. A copy of the Audit Committee's Charter can be found on the Company's website (www.enterprisebanking.com). The Audit Committee reviews and reassesses the adequacy of the Audit Committee charter on an annual basis. The Board of Directors has determined that Carol Reid, who is one of these six independent Directors, qualifies to serve as an Audit Committee Financial Expert (as such term is defined under applicable SEC rules). The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent registered public accounting firm, which reports directly to the Audit Committee. The Audit Committee held eight meetings in 2012 and met in executive session at seven meetings. The committee also held six executive sessions with the Company's independent registered public accounting firm in 2012, at which time discussions of financial management, accounting, and internal controls took place.
In determining the independence of the Audit Committee members, the Board of Directors has used, as required for a company with shares listed on the NASDAQ Global Market, the definition of independence contained in Section 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market as well as the additional independence requirements contained in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and Rule 10A-3(b)(1) of the Commission, and has applied such definition and additional criteria consistently to all members of the Audit Committee.
Management is responsible for the Company's internal controls, the financial reporting process and compliance by the Company with legal and regulatory requirements. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for auditing whether the Company maintained, in all material respects, effective internal controls over financial reporting and for issuing reports thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee's responsibilities also include resolving any disagreements that may arise between management and the Company's independent registered public accounting firm. In addition, the Audit Committee is responsible for the oversight of financial reporting, the oversight of compliance by the Company with legal and regulatory requirements, and establishing procedures for the receipt, retention and treatment of any complaints that may be received by the Company regarding accounting, internal controls or auditing matters and the confidential, anonymous submission by employees of the Company of any concerns that may arise regarding questionable accounting or auditing matters.
The Audit Committee has met and held discussions with management and the Company's independent registered public accounting firm. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company's independent registered public accounting firm. The Audit Committee has discussed with the

Company's independent registered public accounting firm the matters required to be discussed under the professional standards of the AICPA and Public Company Accounting Oversight Board.

The Company's independent registered public accounting firm has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the Company's independent registered public accounting firm that firm's independence.

Based upon the Audit Committee's discussions with management and the Company's independent registered public accounting firm, and the Audit Committee's review of the representation of management and the reports of the Company's independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC.

Carol L. Reid (Chairperson)
Carole A. Cowan
Lucy A. Flynn
John P. Harrington
Gino J. Baroni
Jacqueline F. Moloney

TRANSACTIONS WITH CERTAIN RELATED PERSONS

The Audit Committee reviews disclosures made in this Proxy Statement and all other reports and filings of the Company required under the federal securities laws regarding all related-party transactions that are required to be disclosed under the requirements of Item 404 of the SEC's Regulation S-K.  The Company's Code of Business Conduct and Ethics, which can be found on the Company's website (www.enterprisebanking.com), provides procedures for the Board of Directors' review and approval of transactions involving the Company and related parties. Any transactions involving the Company (including any subsidiaries) and members of the Board of Directors, officers holding a title of senior vice president or above or any family members or affiliated entities of any such Directors or officers must be conducted on an arms-length basis and any consideration paid or received by the Company in connection with any such transaction shall be on terms no less favorable to the Company than terms that would be available under the same or similar circumstances with an unaffiliated third party. With respect to any such transaction, the Director's or officer's interest is disclosed to the Board of Directors prior to any action being taken by the Board to approve the transaction.

As described in further detail under the heading “Independence of Board of Directors” at pages 12-13 above, in 2010, the Bank paid $2.0 million to a real estate trust in which Mr. Putziger held an indirect interest in order to acquire a leasehold interest in its headquarters and also paid a total of $208,734 in lease payments during the year prior to its acquisition of the lease. Mr. Putziger's proportional interest in the gross proceeds paid by the Bank in connection with these lease and purchase transactions in 2010 totaled $303,480. The Board believes that the terms of all of these transactions, including the amounts paid by the Bank, were a product of arms-length negotiations between the parties.

Certain Directors and executive officers of the Company are also customers of the Bank and have entered into loan, trust and brokerage and deposit transactions with the Bank in the ordinary course of business. In addition, certain Directors are also directors, trustees, officers or stockholders of corporations and non-profit entities or members of partnerships that are customers of the Bank and that enter into loan and other transactions with the Bank in the ordinary course of business. Such loan transactions with Directors and executive officers of the Bank and with such corporations, non-profit entities and partnerships are on such terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with persons who are not affiliated with the Bank and do not involve more than a normal risk of collectability or present other features unfavorable to the Bank.

SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth stock ownership information with respect to Directors, Named Executive Officers, all Directors and executive officers as a group and all other persons known to the Company who are the beneficial owners of more than 5% of the Common Stock. All such information is as of March 4, 2013. This information includes the total number of shares of the Common Stock known by the Company to be beneficially owned by each such person and group and the percentage of the Common Stock each such person and group beneficially owns. All shares are owned of record and beneficially, and each person and group identified has sole voting and investment power with respect to such shares, except as otherwise noted.

Directors	Shares of Common Stock Beneficially Owned (1)(2)	Percent of Total Common Stock (3)
Gino J. Baroni	2,285	*
John P. Clancy, Jr. (4)	146,812	1.50%
John R. Clementi (5)	124,373	1.28%
James F. Conway, III	21,605	*
Carole A. Cowan	12,215	*
Normand E. Deschene	1,037	*
George L. Duncan (6)	430,438	4.41%
Lucy A. Flynn (7)	9,640	*
John T. Grady, Jr.	300	*
Eric W. Hanson (8)	431,585	4.44%
John P. Harrington (9)	20,063	*
Arnold S. Lerner (10) 155 Pine Hill Road Hollis, NH 03049	522,958	5.38%
Richard W. Main (11)	249,316	2.56%
Jacqueline F. Moloney (12)	6,183	*
Michael T. Putziger (13)	129,903	1.34%
Carol L. Reid	18,944	*
Michael A. Spinelli	280,649	2.89%

Other Named Executive Officers
Stephen J. Irish (14)	59,572	*
James A. Marcotte (15)	34,085	*
All Directors and Executive Officers as a Group (24 Persons)	2,747,651	27.68%

Other 5% Stockholders
Ronald M. Ansin 132 Littleton Road Harvard, MA 01451	747,462	7.68%

◦	Named individual beneficially owns less than 1% of total Common Stock.

(1)	The information as to the Common Stock beneficially owned has been furnished by each such stockholder.

(2)
Includes shares subject to options exercisable within sixty days as follows: Mr. Clancy, 37,750; Mr. Duncan, 32,750; Mr. Main, 24,250; Mr. Irish, 21,687; Mr. Marcotte, 10,437; and all Directors and executive officers as a group, 199,053.

(3)
The percentage ownership interest of each Director, named executive officer and all Directors and executive officers as a group is calculated on the basis of 9,726,475 shares outstanding as of the Record Date plus, in each such calculation, the number of shares that may be purchased pursuant to vested options held by the individual director or named executive officer or all Directors and executive officers as a group, as the case may be.

(4)	Includes 2,451 shares owned by Mr. Clancy's children and 88,611 shares owned jointly with Mr. Clancy's wife.

(5)	All shares held by Mr. Clementi through trusts.

(6)	Includes 18,445 shares owned by Mr. Duncan's wife.

(7)	Includes 1,000 shares owned by Ms. Flynn's husband.

(8)	100,000 shares owned by Mr. Hanson that are pledged as collateral.

(9)	Includes 4,528 shares owned by Mr. Harrington's wife.

(10)	Includes 218,647 shares owned by Mr. Lerner's wife, for which Mr. Lerner disclaims beneficial ownership; and 13,033 shares owned by a trust for the Lerner Family.

(11)	Includes 96,749 shares held by Mr. Main through trusts; and 78,000 shares owned jointly with Mr. Main's wife, of which 36,000 shares are pledged as collateral.

(12)	Includes 5,496 shares owned jointly with Dr. Moloney's husband.

(13)	Includes 24,621 shares owned by trusts for which Mr. Putziger is the trustee; and 100,095 shares owned by Mr. Putziger that are pledged as collateral.

(14)	Includes 27,877 shares held by Mr. Irish through trusts, of which 20,000 shares are pledged as collateral; and 408 shares owned by Mr. Irish's minor grandchildren for whom Mr. Irish acts as custodian.

(15)	Includes 11,000 shares owned jointly with Mr. Marcotte's wife.

STOCKHOLDER PROPOSALS
A stockholder proposal for business to be brought before the 2014 annual meeting of stockholders will be acted upon only in the following circumstances:

•
if the proposal is to be included in next year's proxy statement, pursuant to Rule 14a-8 under the Exchange Act, the proposal (meeting all the requirements set forth in the SEC's rules and regulations) is received by our corporate secretary no earlier than January 6, 2014 and no later than February 6, 2014; or

•
if the proposal relates to the nomination of a person to serve as a Director of the Company, pursuant to our By-Laws, a written proposal (meeting all other requirements set forth in our amended and restated by-laws) must be received by our corporate secretary not less than one hundred twenty (120) days and not more than one hundred fifty (150) days prior to the 2013 annual meeting (unless the date of the Annual Meeting is advanced more than 30 calendar days prior to the first anniversary of the Annual Meeting or delayed more than 60 calendar days after such anniversary, in which case our By-Laws prescribe an alternate deadline).

Proposals should be sent to Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Corporate Secretary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires that the Company's Directors and executive officers and any other persons who own more than 10% of the outstanding shares of the Common Stock file with the SEC initial reports of ownership and subsequent reports of changes of ownership with respect to their beneficial ownership of the Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports that they may be required to file. Mr. Baroni purchased 120 shares on January 29, 2013 for which a Form 4 was not filed until February 11, 2013. Ms. Silva exercised stock options using a stock swap on December 18, 2012 for which a Form 4 was not filed until December 28, 2012. Ms. Villanucci sold 4,000 shares on May 10, 2012 for which a Form 4 was not filed until May 15, 2012.
To the Company's knowledge, all other reports under Section 16(a) of the Exchange Act that any of its Directors or executive officers has been required to file during the year ended December 31, 2012 and through March 4, 2013 have been filed on a timely basis.

OTHER MATTERS
Shares represented by proxies in the enclosed form that are properly executed and delivered and proxies that are properly delivered electronically or by telephone will be voted as stockholders direct. Properly delivered proxies that contain no directions to the contrary will be voted (1) FOR the election of George L. Duncan, Eric W. Hanson, Jacqueline F. Moloney, Michael T. Putziger, Carol L. Reid and Michael A. Spinelli, the six nominees of the Board of Directors, as Directors of the Company; (2) FOR the amendment to the Company's Restated Articles of Organization; (3) FOR the ratification of the Audit Committee's appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. At the time of preparation of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. As stated in the accompanying proxy card, if any other business should properly come before the Annual Meeting, the proxies named therein have discretionary authority to vote the shares according to their best judgment.

ANNUAL REPORT ON FORM 10-K
The Company's Annual Report on Form 10-K (without exhibits) is included with the Company's Annual Report to Stockholders, and is being furnished to stockholders of record together with this Proxy Statement. Requests for additional copies may be directed to: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Michael A Spinelli, Secretary.

ADDITIONAL COPIES OF ANNUAL REPORT AND PROXY STATEMENT
AVAILABLE TO STOCKHOLDERS SHARING COMMON MAILING ADDRESS
Unless the Company has received instructions to the contrary, two or more stockholders of record who share a common mailing address may receive one Annual Report to Stockholders and one copy of this Proxy Statement, together with a separate proxy card for each such stockholder, in a single package addressed to such stockholders. Any stockholder of record who shares a common mailing address with one or more other stockholders of record and has received a single Annual Report to Stockholders and Proxy Statement as provided herein, may request a separate Annual Report to Stockholders and Proxy Statement either by directing such request in writing to the Secretary of the Company at the address given in the preceding paragraph or by making such request by phone, directed to Jim Marcotte at (978) 656-5614. If you are a stockholder of record who shares a common mailing address with one or more other stockholders of record, you may ensure future delivery of the desired number of Annual Reports to Stockholders and Proxy Statements (whether a single copy or multiple copies) by requesting such either in writing or by phone in accordance with the foregoing instructions.
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE EITHER DELIVER YOUR PROXY ELECTRONICALLY OR BY PHONE BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD OR COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

April 1, 2013

APPENDIX A

AMENDED AND RESTATED ARTICLES OF ORGANIZATION
OF
ENTERPRISE BANCORP, INC.

ARTICLE I
NAME
The name of the corporation is Enterprise Bancorp, Inc. (the “Corporation”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in the following business activities:
A.To acquire, invest in or hold stock in any subsidiary permitted under the Bank Holding Company Act of 1956 and Chapter 167A of the Massachusetts General Laws, as such statutes may be amended from time to time, and to engage in any activity or enterprise permitted to a bank holding company under said statutes or other applicable law.

B.To engage generally in any business activity which may be lawfully carried on by a corporation organized under Chapter 156D of the Massachusetts General Laws as may be amended from time to time and any successor statute thereto.

ARTICLE III
CAPITAL STOCK
Section 3.1Authorized Stock. The Corporation is authorized to issue two (2) classes of capital stock designated “common” and “preferred.” The aggregate number of shares which the Corporation is authorized to issue is Twenty One Million (21,000,000), consisting of (1) Twenty Million (20,000,000) shares of common stock, par value $0.01 per share (“Common Stock”), and (2) One Million (1,000,000) shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

The shares of the Corporation's authorized capital stock may be issued by the Corporation from time to time by a vote of its Board of Directors (the “Board”) without the approval of its shareholders, except as may be otherwise provided in this Article III. Upon payment of lawful consideration therefor and issuance, all shares of the capital stock of the Corporation shall be deemed to be fully paid and nonassessable. No holder of any of the capital stock of the Corporation shall have any preemptive right to purchase or subscribe for the purchase of any additional shares issued by the Corporation. In the case of a stock dividend, that part of the surplus account or undivided profits account of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for the issuance of such stock dividend.

Section 3.2     Description of Stock. A description of the different classes and series (if any) of the Corporation's capital stock and a statement of the designations and the relative rights, preferences and limitations of the shares of each class and series (if any) of capital stock are as follows:

A.Common Stock. Except as provided by law or in this Article (or in any supplementary sections hereto) or in any certificate of establishment of a series of Preferred Stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock held by such holder.

Holders of the Common Stock shall be entitled to the payment of dividends out of any assets of the Corporation legally available for the payment thereof, but only as and when declared by the Board.
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of any class having preferences over the Common Stock in the event of liquidation, dissolution or winding up of the Corporation, of the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate, in whole or in part, therewith, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind, in proportion to their holdings.

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B.Preferred Stock. The Board is authorized by vote or votes, from time to time adopted, to provide for the issuance of Preferred Stock in one or more series and to fix and state the voting powers, designations, preferences and relative participating, optional or other special rights of the shares of each series and the qualifications, limitations and restrictions thereof, including, but not limited to, determination of one or more of the following:
(1)the distinctive serial designation and the number of shares constituting such series;
(2)the dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends and the participating or other special rights, if any, with respect to dividends;
(3)the voting powers, full or limited, if any, of shares of such series;
(4)whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions on which, such shares may be redeemed;
(5)the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Bank;
(6)whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund;
(7)whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;
(8)the price or other consideration for which the shares of such series shall be issued; and
(9)whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of Preferred Stock and whether such shares may be reissued as shares of the same or any other series of stock.

Unless otherwise provided by law, any such vote shall become effective when the Corporation files with the Secretary of State of the Commonwealth of Massachusetts Articles of Amendment to these Articles of Organization that establish and designate one or more series of Preferred Stock, fixing and determining the relative rights and preferences thereof, and that contain such information and are in such form as may be prescribed by said Secretary of State.
ARTICLE IV
CERTAIN BUSINESS COMBINATIONS
The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are:
Section 4.1.    Vote for Certain Business Combinations.
A.Required Vote. In addition to any affirmative vote required by the Massachusetts General Laws or by these Articles of Organization, and except as otherwise expressly provided in Section 4.2:
1.any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Shareholder (as hereinafter defined) or (ii) any other corporation or entity (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Shareholder;
2.any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $2,500,000 or more;
3.the purchase, exchange, lease or other acquisition by the Corporation or any Subsidiary (in a single transaction or a series of related transactions) of all or substantially all of the assets or business of any Interested Shareholder or any Affiliate of any Interested Shareholder;
4.the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $2,500,000 or more;
5.the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Shareholder or any Affiliate of any Interested Shareholder; or
6.any reclassification of the securities of the Corporation (including any reverse stock split), any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving any Interested Stockholder) which has the effect, directly or indirectly,

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of increasing the proportion of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder; shall require the affirmative vote of the holders of at least two-thirds of the voting power of the Voting Stock (as hereinafter defined) voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required or that a lesser percentage may be specified by law.

B.Definition of “Business Combination”. The term “Business Combination” as used in this Article shall mean any transaction which is referred to in any one or more of the clauses (1) through (6) of Paragraph A of this Section 4.1.

Section 4.2.     When Higher Vote is Not Required. The provisions of Section 4.1 shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of these Articles of Organization, if all of the conditions specified in either of the following paragraphs A or B are met:
A.The Business Combination shall have been approved by two-thirds of the Continuing Directors (as hereinafter defined); or
B.All of the following conditions shall have been met:
1.The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination (the “Consummation Date”) of any consideration other than cash to be received per share by holders of the Common Stock in such Business Combination shall be at least equal to the highest of the following:
a. (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers fees) paid by the Interested Shareholder for any shares of the Common Stock of the Corporation acquired by it (i) within the two year period immediately prior to the first public announcement of the proposal of the Business Combination (the “Announcement Date”) or (ii) in the transaction in which it became an Interested Shareholder, whichever is higher;

b.the highest Fair Market Value per share of the Common Stock of the Corporation on any date during the one-year period prior to and including the Announcement Date; and

c. (if applicable) the price per share equal to the product of (i) the Fair Market Value per share of the Common Stock of the Corporation on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder (such latter date is referred to in this Article IV as the “Determination Date”), whichever is higher, and (ii) a fraction, (x) the numerator of which is the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Shareholder for any shares of the Common Stock acquired by it within the two year period immediately prior to and including the Announcement Date, and (y) the denominator of which is the Fair Market Value per share of the Common Stock on the first day in such two-year period upon which the Interested Shareholder acquired any shares of the Common Stock.

2.The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class of outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph B(2) shall be required to be met with respect to every other class of outstanding Voting Stock, whether or not the Interested Shareholder has previously acquired any shares of a particular class of Voting Stock):
a. (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers fees) paid by the Interested Shareholder for any shares of such class of Voting Stock acquired by it (i) within the two year period immediately prior to the Announcement Date or (ii) in the transaction in which it became an Interested Shareholder, whichever is higher;

b. (if applicable) the highest preferential amount per share which the holders of shares of such class of Voting Stock are entitled to receive from the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

c. (if applicable) the highest Fair Market Value per share of such class of Voting Stock on any date during the one year period prior to and including the Announcement Date; and

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d. (if applicable) the price per share equal to the product of (i) the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher, and (ii) a fraction, (x) the numerator of which is the highest per share price (including any brokerage commission, transfer taxes and soliciting dealers fees paid by the Interested Shareholder for any shares of such class of Voting Stock acquired by it within the two year period immediately prior to and including the Announcement Date, and (y) the denominator of which is the Fair Market Value per share of such class of Voting Stock on the first day in such two year period upon which the Interested Shareholder acquired any shares of such class of Voting Stock.

3.The consideration to be received by holders of a particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Shareholder has previously paid for shares of such class of Voting Stock. If the Interested Shareholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of such class of Voting Stock previously acquired by such Interested Shareholder.

4.After becoming an Interested Shareholder and prior to the consummation of any such Business Combination: (a) there shall have been (i) no failure to declare and pay at regular dates therefor the full amount of any dividends (whether or not cumulative) payable on the Common Stock and any other class or series of stock entitled to dividends; (ii) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors; and (iii) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (b) such Interested Shareholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Shareholder's becoming an Interested Shareholder.

5.After becoming an Interested Shareholder, such Interested Shareholder shall not have received the benefit, directly or indirectly except proportionately as a shareholder, of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise, unless such transaction shall have been approved or ratified by a majority of the Continuing Directors after such person shall have become an Interested Shareholder.

6.A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”), or any successor agency thereto, thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to shareholders of the Corporation at least 20 days prior to consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

Section 4.3.     Certain Definitions.
A.The term “person” shall mean an individual, a Group Acting in Concert, a corporation, a partnership, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization and any similar association or entity.

B.The term “Interested Shareholder” shall mean any person (other than any Employee Stock Ownership Plan established by the Board, the Corporation or any Subsidiary thereof formed at the direction of the Corporation) who or which:
1.is the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding shares of Voting Stock;

2.is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding shares of Voting Stock; or

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3.is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended, and such assignment of succession was not approved by a majority of the Continuing Directors.

C.A person shall be a “beneficial owner” of any shares of “Voting Stock”:

1.which such person or any of its Affiliates or Associates, directly or indirectly, has or shares with respect to such Voting Stock (a) the right to acquire or direct the acquisition of (whether such right is exercisable immediately or only after the passage of time or on the satisfaction of any conditions or both), pursuant to any agreement, arrangement or understanding or upon the exercise of any conversion rights, warrants, or options or otherwise; (b) the right to vote, or direct the voting of, pursuant to any agreement, arrangement or understanding or otherwise; or (c) the right to dispose of or transfer or direct the disposition or transfer of pursuant to any agreement, arrangement, understanding or otherwise; or

2.which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

D.For the purpose of determining whether a person is an Interested Shareholder pursuant to paragraph B of this Section 4.3, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by such person through application of paragraph C of this Section 4.3 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

E.The terms “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the SEC's General Rules and Regulations under the 1934 Act.

F.The term “Subsidiary” shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in paragraph B of this Section 4.3, the term “Subsidiary” shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

G.The term “Continuing Director” shall mean any member of the Board who is not an Interested Shareholder, or an Affiliate or an Associate of any Interested Shareholder and was a member of the Board prior to the time that any Interested Shareholder became an Interested Shareholder, and any successor of a Continuing Director who is not an Interested Shareholder, or an Affiliate or an Associate of any Interested Shareholder and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

H. The term “Fair Market Value” shall mean:

1.in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the principal United States securities exchange registered under the 1934 Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers Automated Quotation System or a comparable system then in use, or if not such quotations are available, the fair market value on the date in question of a share of such stock as determined by at least a majority of the Continuing Directors in good faith; and

2.in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by at least a majority of the Continuing Directors in good faith.

I.The term “Group Acting in Concert” shall mean persons seeking to combine or pool their voting or other interests in the securities of the Corporation for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written, oral or otherwise, or any “group of persons' as defined under Section 13(d) of the 1934 Act. When persons act together for any such purpose, their group is deemed to have acquired their stock.

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J. The term “Voting Stock” shall mean the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

K.In the event of any Business Combination in which the Corporation survives, the phrase “consideration other than cash” as used in paragraphs B(1) and (2) of Section 4.2 of this Article IV shall include the shares of common stock and/or the shares of any other class of outstanding voting stock retained by the holders of such shares.

Section 4.4.     Powers of the Board of Directors. A majority of the directors of the Corporation (or, if there is an Interested Shareholder, a majority of the Continuing Directors then in office) shall have the power to determine for the purposes of this Article IV, on the basis of information known to them after reasonable inquiry, including without limitation, (A) whether a person is an Interested Shareholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of or is affiliated or associated with another, (D) whether the requirements of Section 4.2 have been met with respect to any Business Combination, (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $2,500,000 or more, and (F) any other matters of interpretation arising under this Article IV or under Section 5.2. The good faith determination of a majority of the directors (or, if there is an Interested Shareholder, a majority of the Continuing Directors then in office) on such matters shall be conclusive and binding for all purposes of this Article IV and of Section 5.2.

Section 4.5.    No Effect on Fiduciary Obligations of Interested Shareholders. Nothing contained in this Article IV shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

ARTICLE V
OTHER LAWFUL PROVISIONS

Section 5.1.     Standards for Board of Directors Evaluation of Offers. The Board, when evaluating any offer of another person to (A) make a tender or exchange offer for any equity security of the Corporation, (B) merge or consolidate the Corporation with another institution, or acquire all of the Voting Stock of the Corporation, or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its shareholders, give due consideration to all relevant factors including, without limitation, the social and economic effects of acceptance of such offer on the Corporation's present and future account holders, borrowers and employees; on the communities in which the Corporation operates or is located; and on the ability of the Corporation to fulfill the objectives of a bank holding company under applicable statutes and regulations.

Section 5.2.    Beneficial Ownership Limitation. No Person (as defined below) or group of selected Persons or Persons acting in concert may own control or have the power to vote directly or indirectly more than 9.9% of the outstanding shares of Common Stock. This limitation shall not apply (A) to any acquisition of shares of Common Stock of the Corporation which has been expressly approved in advance by an affirmative vote of not less than two-thirds of the Continuing Directors then in office, (B) to any offer to the Corporation made by any underwriters selected by the Corporation in connection with a public offering by the Corporation of the Corporation's capital stock, or (C) to any Employee Stock Ownership Plan established by the Corporation. “Person” shall mean an individual, partnership, corporation, limited liability company, trust, unincorporated organization, government agency or partial subdivision thereof, or any other legal entity.

For the purposes of determining the number of shares of Common Stock owned hereunder by any person, the number of shares of Common Stock deemed to be outstanding shall include shares deemed owned by such Person through the application of Section 5.2 but shall not include any other shares of Common Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.
In the event that any Common Stock is acquired in violation of this Section 5.2, (i) all shares of Common Stock beneficially owned by any Person in excess of 9.9% of the total number of outstanding shares of Common Stock shall be considered “excess shares” and such shares shall not be counted as shares entitled to vote, shall not be voted by any person or counted as voting shares in connection with any matter submitted to the shareholders for a vote, and shall not be counted as outstanding for purposes of determining the affirmative vote necessary to approve any matter submitted to the shareholders for a vote, and (ii) the Board may cause such excess shares to be transferred to an independent trustee for sale on the open market or otherwise, with the expenses of such trustee to be paid out of the proceeds from such sale. The term “offer” as it is used in this Section 5.2 includes every offer to buy or acquire, solicitation of an offer to sell, tender offer for or request or invitation for tender of, a security or interest in a security for value.

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Section 5.3.    Directors. The Corporation shall be under the direction of the Board. The number of directors on the Board shall not be fewer than three (3) or as required by law. The Board shall be divided into three classes (Class I, Class II and Class III) as nearly equal in number as possible, with one class to be elected annually in accordance with the By-Laws, to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election and until their respective successors are elected and qualified, subject to their earlier death, resignation, disqualification or removal.

Any director (including persons elected by directors to fill vacancies in the Board) may be removed from office only for Cause (as hereinafter defined), by an affirmative vote of not less than (i) the holders of two-thirds of the total votes eligible to be cast by shareholders or (ii) two-thirds of the members of the Board then in office, unless at the time of such removal there shall be an Interested Shareholder, in which case the affirmative vote of not less than two-thirds of the Continuing Directors then in office shall also be required for removal by vote of the Board, and in either case such removal must be undertaken at a duly constituted meeting of shareholders or of the Board, as applicable, called expressly for such purpose. At least thirty days prior to such meeting of shareholders or of the Board, as applicable, written notice shall be sent to the director whose removal will be considered at the meeting.

For purposes of this Section 5.3, “Cause” shall be defined as (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty as determined by a majority of the Board, (iv) commission of an action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the Corporation.
Section 5.4.    Transactions with Interested Persons.

A.Unless entered into in bad faith, and to the extent otherwise permitted by applicable law, no contract or transaction by the Corporation shall be void, voidable or in any way affected by reason of the fact that it is with an Interested Person.
B.For the purposes of this Section 5.4, “Interested Person” means any person or organization in any way interested in the Corporation whether as a director, officer, shareholder, employee or otherwise, and any other entity in which any such person or organization of the Corporation is in any way interested.

C.Unless such contract or transaction was entered into in bad faith, and to the extent such contract or transaction is otherwise permitted by applicable law, no Interested Person, because of such interest, shall be liable to the Corporation or to any other person or organization for any loss or expense incurred by reason of such contract or transaction or shall be accountable for any gain or profit realized from such contract or transaction.

D.The provisions of this Section 5.4 shall be operative notwithstanding the fact that the presence of an Interested Person was necessary to constitute a quorum at a meeting of directors or shareholders of the Corporation at which such contract or transaction was authorized.

Section 5.5.    Acting as a Partner. The Corporation may be a partner in any business enterprise which it would have power to conduct by itself.

Section 5.6.    Call of Special Meetings. Special meetings of the shareholders for any purpose or purposes may be called at any time only by the Chairman of the Board or the Chief Executive Officer, or by the affirmative vote of a majority of the directors then in office; provided, however, that if at the time of such call there is an Interested Shareholder, any such call shall also require the affirmative vote of a majority of the Continuing Directors then in office. Only those matters set forth in the call of the special meeting may be considered or acted upon at such special meeting, unless otherwise provided by law.

Section 5.7.    Amendment of By-Laws. The By-Laws of the Corporation may be altered, amended or repealed, in whole or in part, at any time by the affirmative vote of at least two-thirds of the total votes eligible to be cast by the shareholders of the Corporation at a duly constituted meeting of the shareholders. The Board, by the affirmative vote of at least a majority of the directors then in office, may also alter, amend or repeal the By-Laws of the Corporation, in whole or in part, at a duly constituted meeting of the Board, unless at the time of such action there shall be an Interested Shareholder, in which case such action shall also require the affirmative vote of at least two-thirds of the Continuing Directors then in office at such meeting; provided, however, that the Board shall not be authorized hereunder to alter, amend or repeal, in whole or in part, any provision of the By-laws of the Corporation that, by law, these Articles of Organization or the By-Laws, may be altered, amended or repealed, in whole or in part, only through an action exclusively by the shareholders. Any By-Laws of the Corporation that are adopted by the Board as provided herein may be amended or repealed by the Corporation's shareholders.

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Section 5.8.    Amendment to Articles of Organization. No amendment, addition, alteration, change or repeal of these Articles of Organization shall be made, unless the same is first approved by the affirmative vote of at least a majority of the directors then in office, and thereafter, if and to the extent that applicable law requires that such amendment, addition, alteration, change or repeal must also be approved by the shareholders of the Corporation, approved by the shareholders by not less than two-thirds of the total votes eligible to be cast at a duly constituted meeting, or, in the case of any amendment, addition, alteration, change or repeal that requires shareholder approval under applicable law and does not affect in any way any of Articles III or IV of these Articles of Organization, by not less than a majority of the total votes eligible to be cast, and if, at any time within the sixty-day period immediately preceding the meeting at which any required shareholder vote is to be taken there is an Interested Shareholder, such amendment, addition, alteration, change, or repeal shall also require the affirmative vote of at least two-thirds of the Continuing Directors then in office, prior to approval by the shareholders. Unless otherwise provided by law, any amendment, addition, alteration, change or repeal so acted upon shall be effective on the date it is filed with the Secretary of State of the Commonwealth of Massachusetts or on such other date as specified in such amendment, addition, alteration, change or repeal or as the Secretary of State may specify.
Section 5.9.    Director's Liability. No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for any breach of such director's fiduciary duty as a director of the Corporation, notwithstanding any provision of law imposing such liability; provided, however, that, to the extent required by applicable law, this provision shall not eliminate the liability of a director of the Corporation (i) for any breach of such director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) for improper distributions under Section 6.40 of Chapter 156D of the Massachusetts General Laws as may be amended from time to time or any successor statute thereto, or (iv) for any transaction from which such director derived any improper personal benefit. This provision shall not eliminate the liability of a director for any act or omission occurring prior to the date upon which this provision becomes effective. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the date of such amendment or repeal.

TERMS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
The following is a statement of the terms (including preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms or conditions of redemption) of the Series A Junior Participating Preferred Stock, par value $.01 per share, of Enterprise Bancorp, Inc. (the “Corporation”):

1.	Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Shares” and the number of shares constituting such series shall be 200,000.

2.	Dividends and Distributions.

(a)Subject to the prior and superior rights of the holders of any shares of any series of shares of preferred stock (generally, “Preferred Shares”) ranking prior and superior to the Series A Junior Participating Preferred Shares with respect to dividends (if any), the holders of Series A Junior Participating Preferred Shares shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, dividends payable in cash at such times as dividends, other than dividends payable in Common Shares (as defined herein), are paid by the Corporation to holders of shares of the common stock, par value $0.01 per share, of the Corporation (the “Common Shares”), commencing on the first date on which such a dividend is paid by the Corporation to the holders of the Common Shares following the first issuance of a Series A Junior Participating Preferred Share or fraction thereof. Each such dividend payable on the Series A Junior Participating Preferred Shares shall be in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, plus 100 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions, other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared by the Board and then payable on the Common Shares. In the event the Corporation shall at any time after December 11, 2007 (the “Rights Declaration Date”) (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the amount to which holders of Series A Junior Participating Preferred Shares were entitled immediately prior to such event pursuant to the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.
(b)The Board shall declare a dividend or distribution on the Series A Junior Participating Preferred Shares as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares).

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(c)Dividends shall begin to accrue and be cumulative on outstanding Series A Junior Participating Preferred Shares from the date of issue of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Series A Junior Participating Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of Series A Junior Participating Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 70 days prior to the date fixed for the payment thereof.

3.Voting Rights. The holders of Series A Junior Participating Preferred Shares shall have the following voting rights:

(a)Subject to the provision for adjustment hereinafter set forth, each Series A Junior Participating Preferred Share shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event that the Board shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the number of votes per share to which holders of Series A Junior Participating Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

(b)Except as otherwise provided herein or by law, the holders of Series A Junior Participating Preferred Shares and the holders of Common Shares shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(c)(i) If at any time dividends on any Series A Junior Participating Preferred Shares shall be in arrears, the occurrence of such contingency shall mark the beginning of a period (a “Default Period”) which shall extend until such time when all accrued and unpaid dividends for all previous dividend periods and for the current dividend period on all Series A Junior Participating Preferred Shares then outstanding shall have been declared and paid or set apart for payment. During each Default Period, all holders of Preferred Shares (including holders of the Series A Junior Participating Preferred Shares) with dividends in arrears, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

(ii)During any Default Period, such voting right of the holders of Series A Junior Participating Preferred Shares may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at an annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Shares, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of ten percent (10%) in number of Preferred Shares outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Shares shall not affect the exercise by the holders of Preferred Shares of such voting right. At any meeting at which the holders of Preferred Shares shall exercise such voting right initially during an existing Default Period, they shall have the right, voting as a class, to elect directors to fill up to two (2) vacancies, if any, in the Board or, if such right is exercised at an annual meeting, to elect two (2) directors. The holders of Preferred Shares shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them at any special meeting of two (2) directors. After the holders of Preferred Shares shall have exercised their right to elect directors in any Default Period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Shares as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Shares, if any.

(iii)Unless the holders of Preferred Shares shall, during an existing Default Period, have previously exercised their right to elect directors, the Board may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of Preferred Shares outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Shares, which meeting shall thereupon be called by the Board, the Chairman or the Chief Executive Officer of the Corporation. The Secretary of the Corporation shall give notice of such meeting and of any annual meeting at which holders of Preferred Shares are entitled to vote pursuant to this paragraph (c)(iii) to each holder of record of Preferred Shares by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than fifteen (15) days and not later than sixty (60) days after such order or request. If such meeting is not called within sixty (60) days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of Preferred Shares outstanding. Notwithstanding the provisions of this paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the shareholders.

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(iv)In any Default Period, the holders of Common Shares shall continue to be entitled to elect the whole number of directors of the Corporation until the holders of Preferred Shares shall have exercised their rights to elect two (2) directors voting as a class, after the exercise of which right, (X) the directors so elected by the holders of Preferred Shares shall continue in office until their successors shall have been elected by such holders or until the expiration of the Default Period, and (Y) any vacancy in the Board shall (except as provided in paragraph (c)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of capital stock of the Corporation (i.e., the Common Shares or the Preferred Shares) which elected the directors whose office shall have become vacant. References in this paragraph (c) to directors elected by the holders of a particular class of the capital stock of the Corporation shall include directors elected by such directors to fill vacancies as provided in clause (Y) of the foregoing sentence.

(v)Immediately upon the expiration of a Default Period, (X) the right of the holders of Preferred Shares as a class to elect directors shall cease, (Y) the term of any directors elected by the holders of Preferred Shares as a class shall terminate, and (Z) the number of directors shall be such number as may be provided for in the Articles of Organization, as may then be amended or restated and in effect, or the By-Laws of the Corporation, irrespective of any increase made pursuant to the provisions of paragraph (c)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law, or in the Articles of Organization, as may be amended or restated from time to time, or the By-Laws of the Corporation). Any vacancies in the Board effected by the provisions of clauses (Y) and (Z) in the preceding sentence may be filled by a majority of the remaining directors.

(d)Except as set forth herein, holders of Series A Junior Participating Preferred Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

4.Certain Restrictions.
(a)Whenever dividends or other distributions payable on the Series A Junior Participating Preferred Shares as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Series A Junior Participating Preferred Shares outstanding shall have been paid in full, the Corporation shall not:

i.declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Shares;

ii.declare or pay dividends on or make any other distributions on any shares of capital stock of the Corporation ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Shares except dividends paid ratably on the Series A Junior Participating Preferred Shares and all such parity shares of capital stock of the Corporation on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares of capital stock are then entitled;

iii.redeem or purchase or otherwise acquire for consideration shares of capital stock of the Corporation ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Shares provided that the Corporation may at any time redeem, purchase or otherwise acquire any such parity shares of capital stock in exchange for any shares of capital stock ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Shares;

iv.purchase or otherwise acquire for consideration any Series A Junior Participating Preferred Shares, or any shares of capital stock of the Corporation ranking on a parity with the Series A Junior Participating Preferred Shares, except pursuant to Section 8 hereof or in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes of shares of capital stock of the Corporation.

(b)The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.Reacquired Shares. Any Series A Junior Participating Preferred Shares, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued Preferred Shares and may be reissued as part of a new series of Preferred

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Shares to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.

6.Liquidation, Dissolution or Winding Up.

(a)Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Shares, unless, prior thereto, the holders of Series A Junior Participating Preferred Shares shall have received Five Thousand Two Hundred and 00/100 Dollars ($5,200.00) per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Liquidation Preference”). Following the payment of the full amount of the Liquidation Preference, no additional distributions shall be made to the holders of Series A Junior Participating Preferred Shares, unless, prior thereto, the holders of Common Shares shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalization with respect to the Common Shares) (such number in clause (ii) immediately above being referred to as the “Adjustment Number”). Subject to the rights of any other series of Preferred Shares then outstanding, if any, following the payment of the full amount of the Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Shares and Common Shares, respectively, holders of Series A Junior Participating Preferred Shares and holders of shares of Common Shares shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Series A Junior Participating Preferred Shares and Common Shares, on a per share basis, respectively.

(b)In the event, however, that there are not sufficient assets available to permit payment in full of the Liquidation Preference and the liquidation preferences of all other series of Preferred Shares, if any, which rank on a parity with the Series A Junior Participating Preferred Shares, then such remaining assets shall be distributed ratably to the holders of such parity Preferred Shares (including the Series A Junior Participating Preferred Shares) in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment after satisfaction of the liquidation preferences of all series of Preferred Shares, if any, then such remaining assets shall be distributed ratably to the holders of Common Shares.

(c)In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Shares that were outstanding immediately prior to such event.

7.Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the Series A Junior Participating Preferred Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of shares, securities, cash or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series A Junior Participating Preferred Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

8.Redemption. The Series A Junior Participating Preferred Shares shall not be redeemable.

9.Ranking. The Series A Junior Participating Preferred Shares shall rank junior to all other series of the Corporation's Preferred Shares as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

10.Amendment. At such time as Series A Junior Participating Preferred Shares are outstanding, the Articles of Organization of the Corporation shall not be amended, nor shall any Articles of Amendment thereto, including without limitation any amendment establishing a series or class of stock pursuant to Section 6.02 of Chapter 156D of the Massachusetts General Laws, be filed with the Secretary of State of the Commonwealth of Massachusetts or otherwise amended, in any manner which would materially

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alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Shares so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding Series A Junior Participating Preferred Shares voting separately as a class.

11.Fractional Shares. Series A Junior Participating Preferred Shares may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of a holder of Series A Junior Participating Preferred Shares.

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